                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY



                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

                           DATED AS OF OCTOBER 1, 1999
                                  BY AND AMONG

                       GRAY COMMUNICATIONS SYSTEMS, INC.,
                                  AS BORROWER;

                  THE FINANCIAL INSTITUTIONS SIGNATORY HERETO,
                                   AS LENDERS;

                                       AND

                             BANK OF AMERICA, N.A.,
                     AS ADMINISTRATIVE AGENT FOR THE LENDERS

                                      WITH

                         BANC OF AMERICA SECURITIES LLC
                              AS LEAD ARRANGER AND
                                  BOOK MANAGER;

                          KEY CORPORATE CAPITAL, INC.,
                             AS DOCUMENTATION AGENT;

                                       AND

                           FIRST UNION NATIONAL BANK,
                              AS SYNDICATION AGENT


                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                                ATLANTA, GEORGIA

                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT
                                      among
                       GRAY COMMUNICATIONS SYSTEMS, INC.,
                                  as Borrower;
                  THE FINANCIAL INSTITUTIONS SIGNATORY HERETO,
                                   as Lenders;
                                       and
                             BANK OF AMERICA, N.A.,
                     as Administrative Agent for the Lenders

                                      INDEX

                                                                                                               Page
                                                                                                               ----

ARTICLE 1 - Definitions                                                                                            2

   Section 1.1       Defined Terms................................................................................2
   Section 1.2       Interpretation..............................................................................25
   Section 1.3       Cross References............................................................................25
   Section 1.4       Accounting Provisions.......................................................................25

ARTICLE 2 - Loans and Letters of Credit.                                                                          25

   Section 2.1       The Loans...................................................................................25
   Section 2.2       Manner of Borrowing and Disbursement........................................................26
   Section 2.3       Interest....................................................................................29
   Section 2.4       Fees........................................................................................31
   Section 2.5       Mandatory Commitment Reductions.............................................................32
   Section 2.6       Voluntary Commitment Reductions.............................................................33
   Section 2.7       Prepayments and Repayments..................................................................33
   Section 2.8       Notes; Loan Accounts........................................................................36
   Section 2.9       Manner of Payment...........................................................................37
   Section 2.10      Reimbursement...............................................................................38
   Section 2.11      Pro Rata Treatment..........................................................................39
   Section 2.12      Capital Adequacy............................................................................39
   Section 2.13      Lender Tax Forms............................................................................40
   Section 2.14      Letters of Credit...........................................................................40

ARTICLE 3 - Conditions Precedent                                                                                 45

   Section 3.1       Conditions Precedent to Effectiveness of Agreement..........................................45
   Section 3.2       Conditions Precedent to Each Advance........................................................48
   Section 3.3       Conditions Precedent to Issuance of Letters of Credit.......................................49

ARTICLE 4 - Representations and Warranties                                                                       50

   Section 4.1       Representations and Warranties..............................................................50
   Section 4.2       Survival of Representations and Warranties, etc.............................................59


ARTICLE 5 - General Covenants                                                                                    60

   Section 5.1       Preservation of Existence and Similar Matters...............................................60
   Section 5.2       Business; Compliance with Applicable Law....................................................60
   Section 5.3       Maintenance of Properties...................................................................60
   Section 5.4       Accounting Methods and Financial Records....................................................60
   Section 5.5       Insurance...................................................................................61
   Section 5.6       Payment of Taxes and Claims.................................................................61
   Section 5.7       Compliance with ERISA.......................................................................62
   Section 5.8       Visits and Inspections......................................................................63
   Section 5.9       Payment of Indebtedness; Loans..............................................................63
   Section 5.10      Use of Proceeds.............................................................................63
   Section 5.11      Indemnity...................................................................................64
   Section 5.12      Interest Rate Hedging.......................................................................64
   Section 5.13      Covenants Regarding Formation of Subsidiaries and Acquisitions; Partnership, Subsidiaries...65
   Section 5.14      Payment of Wages............................................................................66
   Section 5.15      Further Assurances..........................................................................66
   Section 5.16      License Subs................................................................................66
   Section 5.17      Year 2000 Compliance........................................................................66
   Section 5.18      Maintenance of Network Affiliations; Operating Agreements...................................67
   Section 5.19      Ownership Reports...........................................................................67
   Section 5.20      Environmental Compliance and Indemnity......................................................67

ARTICLE 6 - Information Covenants                                                                                68

   Section 6.1       Quarterly Financial Statements and Information..............................................68
   Section 6.2       Annual Financial Statements and Information.................................................69
   Section 6.3       Monthly Financial Information...............................................................69
   Section 6.4       Performance Certificates....................................................................69
   Section 6.5       Copies of Other Reports.....................................................................70
   Section 6.6       Notice of Litigation and Other Matters......................................................71

ARTICLE 7 - Negative Covenants                                                                                   72

   Section 7.1       Indebtedness of the Borrower and its Subsidiaries...........................................72
   Section 7.2       Limitation on Liens.........................................................................73
   Section 7.3       Amendment and Waiver........................................................................73
   Section 7.4       Liquidation, Merger or Disposition of Assets................................................74
   Section 7.5       Limitation on Guaranties....................................................................74
   Section 7.6       Investments and Acquisitions................................................................74
   Section 7.7       Restricted Payments; Restricted Purchases...................................................76
   Section 7.8       Senior Leverage Ratio.......................................................................77
   Section 7.9       Interest Coverage Ratio.....................................................................77
   Section 7.10      Fixed Charge Coverage Ratio.................................................................78
   Section 7.11      Pro Forma Debt Service Coverage Ratio.......................................................78
   Section 7.12      Leverage Ratio..............................................................................78


   Section 7.13      Adjusted Leverage Ratio.....................................................................78
   Section 7.14      Limitation on Capital Expenditures..........................................................79
   Section 7.15      Affiliate Transactions......................................................................79
   Section 7.16      Real Estate.................................................................................79
   Section 7.17      ERISA Liabilities...........................................................................79
   Section 7.18      No Limitation on Upstream Dividends by Subsidiaries.........................................79

ARTICLE 8 - Default                                                                                              80

   Section 8.1       Events of Default...........................................................................80
   Section 8.2       Remedies....................................................................................83
   Section 8.3       Payments Subsequent to Declaration of Event of Default......................................85

ARTICLE 9 - The Administrative Agent                                                                             86

   Section 9.1       Appointment and Authorization...............................................................86
   Section 9.2       Interest Holders............................................................................86
   Section 9.3       Consultation with Counsel...................................................................86
   Section 9.4       Documents...................................................................................86
   Section 9.5       Administrative Agent and Affiliates.........................................................87
   Section 9.6       Responsibility of the Administrative Agent and the Issuing Bank.............................87
   Section 9.7       Action by the Administrative Agent and the Issuing Bank.....................................87
   Section 9.8       Notice of Default or Event of Default.......................................................88
   Section 9.9       Responsibility Disclaimed...................................................................88
   Section 9.10      Indemnification.............................................................................89
   Section 9.11      Credit Decision.............................................................................89
   Section 9.12      Successor Administrative Agent..............................................................89
   Section 9.13      Delegation of Duties........................................................................90
   Section 9.14      Lead Arranger and Book Manager; Syndication Agent; Documentation Agent......................90

ARTICLE 10 - Change in Circumstances Affecting LIBOR Advances                                                     90

   Section 10.1      LIBOR Basis Determination Inadequate or Unfair..............................................90
   Section 10.2      Illegality..................................................................................91
   Section 10.3      Increased Costs.............................................................................91
   Section 10.4      Effect On Other Advances....................................................................92

ARTICLE 11 - Miscellaneous                                                                                       93

   Section 11.1      Notices.....................................................................................93
   Section 11.2      Expenses....................................................................................94
   Section 11.3      Waivers.....................................................................................95
   Section 11.4      Set-Off.....................................................................................95
   Section 11.5      Assignment..................................................................................95
   Section 11.6      Accounting Principles.......................................................................98
   Section 11.7      Counterparts................................................................................99
   Section 11.8      Governing Law...............................................................................99
   Section 11.9      Severability................................................................................99


   Section 11.10     Interest....................................................................................99
   Section 11.11     Table of Contents and Headings.............................................................100
   Section 11.12     Amendment and Waiver.......................................................................100
   Section 11.13     Entire Agreement...........................................................................100
   Section 11.14     Other Relationships........................................................................101
   Section 11.15     Directly or Indirectly.....................................................................101
   Section 11.16     Reliance on and Survival of Various Provisions.............................................101
   Section 11.17     Senior Debt................................................................................101
   Section 11.18     Obligations Several........................................................................101

ARTICLE 12 - Waiver of Jury Trial                                                                               101

   Section 12.1      Waiver of Jury Trial.......................................................................101

                                    EXHIBITS

Exhibit A   - Form of Assignment and Assumption Agreement
Exhibit B   - Form of Borrower Pledge Agreement
Exhibit C   - Form of Borrower Security Agreement
Exhibit D   - Form of Certificate of Financial Condition
Exhibit E   - Form of Request for Advance
Exhibit F   - Form of Request for Issuance of Letter of Credit
Exhibit G-1 - Form of Revolving Loan Note
Exhibit G-2 - Form of Term Loan A Note
Exhibit G-3 - Form of Term Loan B Note
Exhibit H   - Form of Subsidiary Guaranty
Exhibit I   - Form of Subsidiary Pledge Agreement
Exhibit J   - Form of Subsidiary Security Agreement
Exhibit K-1 - Form of Borrower Loan Certificate
Exhibit K-2 - Form of Subsidiary Loan Certificate
Exhibit L   - Form of Performance Certificate
Exhibit M-1 - Form of Assignment of General Partner Interests Exhibit M-2 - Form of Assignment of Limited Partner Interests


                                    SCHEDULES

Schedule 1        Lender's Commitment Ratios and Notice Addresses
Schedule 2        Liens
Schedule 3 Stations, Newspapers, Porta-Phone Paging Business, Satellite Broadcasting Business, Operating Agreements and Licenses
Schedule 4        Subsidiaries
Schedule 5        Litigation
Schedule 6        Affiliate Transactions
Schedule 7        Indebtedness
Schedule 8        Trademarks, Patents, Copyrights
Schedule 9        Labor Matters
Schedule 10       Environmental Matters
Schedule 11       Real Property

                SECOND AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is entered into as of this 1st day of October, 1999 by and among GRAY COMMUNICATIONS SYSTEMS, INC., a Georgia corporation (the "Borrower"), THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Syndication Agent and the Administrative Agent (each as defined in the Prior Loan Agreement as hereinafter defined), and certain of the Lenders are all parties to the Prior Loan Agreement; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to certain amendments to the Prior Loan Agreement, as more fully set forth in this Agreement; and

         WHEREAS, the Administrative Agent and the Lenders have agreed to amend and restate the Prior Loan Agreement, as more fully set forth in this Agreement; and

         WHEREAS, the Borrower acknowledges and agrees that the security interest granted to the Administrative Agent (as defined in the Prior Loan Agreement), for itself and on behalf of the Documentation Agent, the Syndication Agent and the Lenders (each as defined in the Prior Loan Agreement) pursuant to the Prior Loan Agreement and the Collateral Documents (as defined in the Prior Loan Agreement) executed in connection therewith shall remain outstanding and in full force and effect in accordance with the Prior Loan Agreement and shall continue to secure the Obligations (as hereinafter defined); and

         WHEREAS, the Borrower acknowledges and agrees that: (i) the Obligations (as hereinafter defined) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Prior Loan Agreement) arising in connection with the Prior Loan Agreement and the other Collateral Documents executed in connection therewith; (ii) the parties hereto intend that the Prior Loan Agreement and the other Collateral Documents executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Indebtedness under the Prior Loan Agreement and the other Collateral Documents executed in connection therewith, as so amended, restated, restructured, renewed, extended, consolidated and modified hereunder, together with Obligations (as hereinafter defined), (iii) all Liens evidenced by the Prior Loan Agreement and the other Collateral Documents executed in connection therewith are hereby ratified, confirmed and continued; and (iv) the Loan Documents (as hereinafter defined) are intended to restructure, restate, renew, extend, consolidate, amend and modify the Prior Loan Agreement and the other Collateral Documents executed in connection therewith; and

         WHEREAS, the parties hereto intend that (i) the provisions of the Prior Loan Agreement and the other Collateral Documents executed in connection therewith, to the extent restructured, restated, renewed, extended, consolidated, amended and modified hereby, are hereby superseded and replaced by the provisions hereof and of the Loan Documents; and (ii) the Notes (as hereinafter defined) amend, renew, extend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish the indebtedness arising under, the promissory notes issued pursuant to the Prior Loan Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby amend and restate the Prior Loan Agreement as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Defined Terms. The following terms when used in this Agreement shall have the following meanings:

         "Acquisition" shall mean (whether by purchase, lease, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (a) any acquisition by the Borrower or any Subsidiary of the Borrower of any other Person, which Person shall then become consolidated with the Borrower or any such Subsidiary in accordance with GAAP; (b) any acquisition by the Borrower or any Subsidiary of the Borrower of all or substantially all of the assets of any other Person; or (c) any other acquisition by the Borrower or any Subsidiary of the Borrower of the assets of another Person which acquisition is not in the ordinary course of business for the Borrower or such Subsidiary.

         "Adjusted Leverage Ratio" shall mean, as of any date, the ratio of (a) the difference between (i) Total Debt as of such date minus (ii) the aggregate amount of the Borrower's cash and marketable securities then on hand, not to exceed $5,000,000.00 to (b) Operating Cash Flow for the four (4) quarter period then ended or most recently ended.

         "Administrative Agent" shall mean Bank of America, N.A., in its capacity as Administrative Agent for the Lenders or any successor Administrative Agent appointed pursuant to Section 9.12 hereof.

         "Administrative Agent's Office" shall mean the office of the Administrative Agent located at Agency Services, NC1-001-15-04, Independence Center, 101 North Tryon Street, Charlotte, NC 28255, or such other office as may be designated pursuant to the provisions of Section 11.1 hereof.

         "Advance" shall mean amounts advanced by the Lenders to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall mean more than one Advance.

         "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Affiliate" shall also mean any beneficial owner of Ownership Interests representing ten percent (10%) or more of the total voting power of such Ownership Interests (on a fully diluted basis) of the Borrower or of rights or warrants to purchase such Ownership Interests (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof. Unless otherwise specified, "Affiliate" shall mean an Affiliate of the Borrower.

         "Agreement" shall mean this Second Amended and Restated Loan Agreement, as amended, supplemented, restated or otherwise modified from time to time.

         "Agreement Date" shall mean the date as of which this Agreement is dated.

         "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limitation, the Communications Act, zoning ordinances and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Applicable Margin" shall mean the interest rate margin applicable to Base Rate Advances and LIBOR Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

         "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Asset Sale" shall mean the sale, lease, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person of any of the stock, partnership interests or other equity interests of any Subsidiary or any other assets of the Borrower or any Subsidiary.

         "Assignment and Assumption Agreement" shall mean any Assignment and Assumption Agreement substantially in the form of Exhibit A attached hereto pursuant to which any Lender, as further provided in Section 11.5 hereof, sells a portion of its Commitments and/or Loans.

         "Assignment of General Partner Interests" shall mean any Assignment of General Partner Interests between the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any similar agreement substantially in form of Exhibit M-1 attached hereto.

         "Assignment of Limited Partner Interests" shall mean any Assignment of Limited Partner Interests between the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any similar agreement substantially in the form of Exhibit M-2 attached hereto.

         "Authorized Signatory" shall mean such senior personnel of a Person as may be duly authorized and designated in writing from time to time by such Person to execute documents, agreements and instruments on behalf of such Person.

         "Available Letter of Credit Commitment" shall mean, at any time, the lesser of (a) (i) $15,000,000.00, minus (ii) all Letter of Credit Obligations then outstanding, and (b) (i) the Available Revolving Loan Commitment.

         "Available Revolving Loan Commitment" shall mean, as of any date, (a) the Revolving Loan Commitment in effect on such date minus (b) the sum of (i) the aggregate amount of all Letter of Credit Obligations then outstanding and
(ii) the Revolving Loans then outstanding.

         "Base Rate" shall mean, at any time, a fluctuating interest rate per annum equal to the higher of (a) the rate of interest quoted from time to time by the Administrative Agent as its "prime rate" or "base rate" or (b) the Federal Funds Rate plus one-half of one percent (1/2%). The Base Rate is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

         "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as or converted to a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $500,000.00, and in an integral multiple of $200,000.00.

         "Base Rate Basis" shall mean a simple interest rate equal to the sum of
(i) the Base Rate and (ii) the Applicable Margin applicable to Base Rate Advances. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change, and shall also be adjusted to reflect changes of the Applicable Margin applicable to Base Rate Advances.

         "Borrower" shall mean Gray Communications Systems, Inc., a Georgia corporation.

         "Borrower Pledge Agreement" shall mean, collectively, that certain Second Amended and Restated Borrower Pledge Agreement dated as of the Agreement Date by and between the

Borrower and the Administrative Agent, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any other similar agreement substantially in the form of Exhibit B attached hereto, pursuant to which the Borrower has pledged to the Administrative Agent, for itself and on behalf of the Lenders, all of the Borrower's Ownership Interests in any of its Subsidiaries existing on the Agreement Date or formed or acquired by the Borrower after the Agreement Date.

         "Borrower Security Agreement" shall mean, collectively, that certain Second Amended and Restated Borrower Security Agreement dated as of the Agreement Date by and between the Borrower and the Administrative Agent, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any other similar agreement substantially in the form of Exhibit C attached hereto.

         "Broker/Dealer" shall mean, with respect to any Investment or Acquisition permitted under Section 7.6 hereof, (a) any broker/dealer (acting as principal) registered as a broker or a dealer under Section 15 of the Exchange Act, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition or (b) an unrated, broker/dealer, acting as principal, that is a wholly-owned Subsidiary of a non-bank or bank holding company, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition.

         "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in Atlanta, Georgia and London, England, as relevant to the determination to be made or the action to be taken.

         "Capital Expenditures" shall mean any payments by the Borrower or any of its Subsidiaries for or in connection with the rental, lease, purchase, construction or use of any real or personal property, the value or cost of which, under GAAP, should be capitalized and appear on the Borrower's or such Subsidiary's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instrument pursuant to which they are made are characterized by the Borrower or such Subsidiary or any other Person; provided, however, that neither (a) the capitalized portion of the purchase price payable in connection with the Texas Acquisition or any other Acquisition permitted hereunder, nor (b) expenditures of proceeds of insurance policies reasonably and promptly applied to replace insured assets, shall constitute a Capital Expenditure for purposes of this Agreement.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

         "Cash Equivalents" shall mean, as of any date of determination, (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United

States government or (ii) issued by any agency of the United States government the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one (1) year after such date;
(b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) commercial paper, money-market funds and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000.00 and each of which conducts a substantial part of its business in the United States, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.; (d) certificates of deposit or bankers' acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in the regulations) of not less than $100,000,000.00; and (e) shares of any money market mutual fund that (i) has at least ninety-five percent (95%) of its assets invested continuously in the types of investments referred to in clauses (a), (b) and (c) above, (ii) has net assets of not less than $500,000,000.00, and (iii) has the highest rating obtainable from either Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or Moody's Investors Service, Inc.

         "Certificate of Financial Condition" shall mean a certificate dated the Agreement Date, substantially in the form of Exhibit D attached hereto, signed by the chief financial officer of the Borrower, together with any schedules, exhibits or annexes appended thereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean any property of any kind constituting collateral for the Obligations under any of the Security Documents.

         "Commercial Letter of Credit shall mean a documentary letter of credit issued in respect of the purchase of goods or services by the Borrower or its Subsidiaries by the Issuing Bank in accordance with the terms hereof.

         "Commitments" shall mean, collectively, the Revolving Loan Commitment, the Term Loan A Commitment and the Term Loan B Commitment.

         "Commitment Ratio" shall mean, with respect to any Lender for any Commitment, the percentage equivalent of the ratio which such Lender's portion of such Commitment (or, in the case of Term Loan A or Term Loan B after the Agreement Date, such Lender's portion of such Loan) bears to the aggregate amount of such Commitment or Loan, as the case may be (as each may be adjusted from time to time as provided herein); and "Commitment Ratios" shall mean, with respect to any Commitment, the Commitment Ratios of all of the Lenders with respect to such Commitment. As of the Agreement Date, the Commitment Ratios of the Lenders party to this Agreement are as set forth on Schedule 1 attached hereto.

         "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

         "Continue", "Continuation" and "Continued" shall mean the continuation pursuant to Article 2 hereof of a LIBOR Advance as a LIBOR Advance from one Interest Period to the next Interest Period.

         "Convert", "Conversion" and "Converted" shall mean a conversion pursuant to Article 2 hereof of a LIBOR Advance into a Base Rate Advance or of a Base Rate Advance into a LIBOR Advance, as applicable.

         "Default" shall mean any Event of Default, and any of the events specified in Section 8.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" shall mean a simple per annum interest rate equal to the sum of (a) the applicable Base Rate Basis and (b) two percent (2%).

         "Documentation Agent" shall mean Key Corporate Capital, Inc.

         "Employee Pension Plan" shall mean any Plan which is maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate.

         "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

         "Environmental Laws" shall mean all applicable federal, state or local laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss.1801 et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Affiliate" shall mean any Person, including a Subsidiary or an Affiliate of the Borrower, that is a member of any group of organizations of which the Borrower is a member and which is covered by a Plan.

         "Event of Default" shall mean any of the events specified in Section
8.1 hereof, provided that any requirement for notice or lapse of time, or both, has been satisfied.

         "FCC" shall mean the Federal Communications Commission and any successor or substitute governmental commission, agency, department, board or authority performing functions similar to those performed by the Federal Communications Commission on the date hereof.

         "FCC License" shall mean any license required under the Communications Act or from the FCC.

         "FCC Regulations" shall mean all rules, regulations, written policies, orders and decisions of the FCC under the Communications Act.

         "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

         "Fed Regulations" shall have the meaning ascribed thereto in Section 4.1(n) hereof.

         "Fixed Charge Coverage Ratio" shall mean, as of any date, the ratio of
(a) Operating Cash Flow for the four (4) quarter period then ended or most recently ended to (b) Fixed Charges.

         "Fixed Charges" shall mean, as of any date, the sum of (i) all Interest Expense, (ii) all required principal payments of Revolving Loans made pursuant to scheduled Revolving Commitment reductions, (iii) all required principal payments due on Term Loan A, (iv) all required principal payments due on Term Loan B, (v) all principal payments required to be made by the Borrower and its Subsidiaries on Total Debt (other than the Loans), (vi) Capital Expenditures made by the Borrower and its Subsidiaries, (vii) any federal, state or local income taxes paid by the Borrower or any of its Subsidiaries, plus (viii) any purchases of common stock of the Borrower by the Borrower or any of its Subsidiaries, in each case, for or during the four (4) quarter period then ended or most recently ended. For purposes of calculating the Fixed Charge Coverage Ratio as of any date from January 1, 2000 through December 31, 2002, Fixed Charges for or during the four (4) quarter period then ended or most recently ended, as the case may be, shall exclude actual HDTV Capital Expenditures for such four (4) quarter period (A) in an amount not to exceed $8,000,000.00 and
(B) to the extent made on or after January 1, 2000 and on or prior to December 31, 2002.

         "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles in the United States, consistently applied.

         "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limitation, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements.

         "Hazardous Materials" shall mean (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "acutely hazardous waste," "radioactive waste," "biohazardous waste," "pollutant," "toxic pollutant," "contaminant," "restricted hazardous waste," "infectious waste," "toxic substances," or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including, without limitation, harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws);
(ii) any oil, petroleum, petroleum fraction or petroleum derived substance;
(iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Real Property or to the indoor or outdoor environment.

         "Hazardous Materials Activity" shall mean any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

         "HDTV Capital Expenditures" shall mean Capital Expenditures made in connection with mandated conversion to digital television broadcasting, including, without limitation, the purchase of transmission, distribution, studio and antenna equipment and transmission site modifications, including construction and modification of towers.

         "Indebtedness" shall mean, with respect to any Person as of any date, all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), including, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchase by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (g) all obligations or liabilities Guaranteed by such Person, (h) all Capitalized Lease Obligations of such Person, (i) all Interest Rate Hedge Agreements, and (j) all obligations of such Person as an account party to reimburse any Person in respect of letters of credit (including, without limitation, the Letters of Credit) or bankers' acceptances. The Indebtedness of any Person shall include any recourse Indebtedness of any partnership in which such Person is a general partner.

         "Indemnitee" shall have the meaning ascribed thereto in Section 5.11 hereof.

         "Interest Coverage Ratio" shall mean as of any date, the ratio of (a) Operating Cash Flow for the four (4) fiscal quarter period then ended or most recently ended to (b) the sum of (i) Interest Expense and (ii) dividends made by the Borrower and its Subsidiaries in respect of the Ownership Interests of the Borrower or such Subsidiary, in each case, for the same four (4) quarter period (excluding dividends made in such Ownership Interests).

         "Interest Expense" shall mean, for any period, the gross interest expense accrued by the Borrower and its Subsidiaries in respect of their Indebtedness for such period, determined on a consolidated basis, all fees payable under Section 2.4 or any fee letter of the Borrower executed in connection with this Agreement, and any other fees, charges, commissions and discounts in respect of Indebtedness, including, without limitation, any fees payable in connection with the Letters of Credit, but excluding deferred finance charges all calculated in accordance with GAAP. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower with respect to Interest Rate Hedge Agreements.

         "Interest Period" shall mean (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made as or Converted to a Base Rate Advance and ending on the last day of the fiscal quarter in which such Advance is made or as Converted to a Base Rate Advance, provided, however, that if a Base Rate Advance is made or Converted on the last day of any fiscal quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following fiscal quarter, and (b) in connection with any LIBOR Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to LIBOR Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) the Borrower shall not select an Interest Period which extends beyond the Maturity Date, or such earlier date as would interfere with the Borrower's repayment obligations under Section 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

         "Interest Rate Basis" shall mean the Base Rate Basis or the LIBOR Basis, as appropriate.

         "Interest Rate Hedge Agreements" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

         "Investment" shall mean, with respect to the Borrower or any of its Subsidiaries, (a) any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any Guaranty or other contingent liability with respect to the capital stock, indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interests, general partnership interest, or other securities of such other Person, other than an Acquisition, and (b) all expenditures by the Borrower or any of its Subsidiaries relating to the foregoing.

         "Issuing Bank" shall mean Bank of America, N.A., in its capacity as the issuer of the Letters of Credit, or any successor issuer of the Letters of Credit.

         "known to the Borrower" or "to the knowledge of the Borrower" shall mean known by or reasonably should have been known by the executive officers of the Borrower (including, without limitation, the chief executive officer, president, the chief operating officer, if any, the chief financial officer, the controller, the chief accounting officer or the general counsel of the Borrower).

         "Lead Arranger and Book Manager" shall mean Banc of America Securities, LLC.

         "Lenders" shall mean the Persons whose names appear as "Lenders" on the signature pages hereof and any other Person which becomes a "Lender" hereunder after the Agreement Date; and "Lender" shall mean any one of the foregoing Lenders.

         "Letter of Credit Obligations" shall mean, as of any date, the sum of
(a) an amount equal to the aggregate undrawn and unexpired amount (including the amount to which any such Letter of Credit can be reinstated pursuant to the terms hereof) of the then outstanding Letters of Credit and (b) an amount equal to the aggregate drawn, but unreimbursed drawings on any Letters of Credit.

         "Letter of Credit Reserve Account" shall mean any account maintained by the Administrative Agent for the benefit of the Issuing Bank pursuant to the terms hereof.

         "Letters of Credit" shall mean either Standby Letters of Credit or Commercial Letters of Credit issued by the Issuing Bank on behalf of the Borrower or its Subsidiaries from time to time in accordance with the terms hereof.

         "Leverage Ratio" shall mean, as of any date, the ratio of (a) Total Debt as of such date to (b) Operating Cash Flow for the four (4) quarter period then ended or most recently ended.

         "LIBOR" shall mean, for any Interest Period, the average of the interest rates per annum at which deposits in United States Dollars for such Interest Period are offered to the Administrative Agent in the Eurodollar market at approximately 11:00 a.m. (London, England time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the LIBOR Advance sought by the Borrower.

         "LIBOR Advance" shall mean an Advance which the Borrower requests to be made as, Continued as or Converted to a LIBOR Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000.00 and in an integral multiple of $500,000.00.

         "LIBOR Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent (1.0%)) equal to the sum of (a) the quotient of (i) the LIBOR divided by (ii) one (1) minus the Eurodollar Reserve Percentage, if any, stated as a decimal, plus (b) the Applicable Margin. The LIBOR Basis shall apply to Interest Periods of one (1), two (2), three (3), or six (6), nine (9) and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The LIBOR Basis for any LIBOR Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage and the Applicable Margin. The Borrower may not elect an Interest Period in excess of six (6) months unless the Administrative Agent has notified the Borrower that each of the Lenders has funds available to it for such Lender's portion of the proposed Advance which are not required for other purposes, and that such funds are available to each Lender at a rate (exclusive of reserves and other adjustments) at or below the LIBOR Basis for such proposed Advance and Interest Period.

         "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) for a member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (as that term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

         "License" shall mean any license, authorization, permit, consent, franchise, ordinance, registration, certificate, agreement or other right filed with, granted by, or entered into by a federal, state or local governmental authority which permits or authorizes the acquisition, construction or operation of a television station or satellite broadcasting or portable phone paging operation, or any part of a television station or satellite broadcasting or portable phone paging operation, or which is required for the acquisition, ownership or operation of any Station, any Newspaper, the Porta-Phone Paging Business or the Satellite Broadcasting Business, including, without limitation, the FCC Licenses.

         "License Sub" shall mean each Subsidiary of the Borrower which has no assets other than FCC Licenses.

         "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

         "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, all fee letters, all Requests for Advance, all Interest Rate Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent, the Lenders or their Affiliates, or any of them, on the other hand, all compliance certificates issued by the Borrower or any of its Subsidiaries and all other documents, agreements, supplements, confirmations, instruments or certificates executed or delivered in connection with or contemplated by this Agreement or any of the foregoing.

         "Loans" shall mean, collectively, the Revolving Loans, the Term Loan A and the Term Loan B.

         "margin stock" shall have the meaning ascribed thereto in Section 4.1(n) hereof.

         "Materially Adverse Effect" shall mean a material adverse effect upon or change in (a) the properties, assets, business, operations, financial condition or prospects of the Borrower or any of its Subsidiaries or on the ability of the Borrower or any such Subsidiary to conduct its business, (b) the ability of the Borrower, any of its Subsidiaries or any other party to a Loan Document (other than the Administrative Agent or any Lender) to perform its obligations hereunder or under any other Loan Document to which it is a party,
(c) the validity or enforceability of this Agreement, the Notes or any other Loan Document, or (d) the rights or remedies of the Administrative Agent or the Lenders under this Agreement, the Notes or any other Loan Document or at law or in equity.

         "Maturity Date" shall mean the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as applicable.

         "Mortgage" shall mean (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by the Borrower or any of its Subsidiaries, in each case in form and substance satisfactory to the Administrative Agent and its counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at the Administrative Agent's option, an amendment to an existing Mortgage, in form and substance reasonably satisfactory to the Administrative Agent, adding additional property to the Real Property encumbered by such existing Mortgage.

         "Multiemployer Plan" shall mean a multiemployer pension plan as defined in Section 3(37) of ERISA to which Parent, the Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute.

         "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limitation, all approvals, Licenses, filings and registrations under the Communications Act.

         "Net Earnings" shall mean, as of any date with respect to the Borrower, the consolidated net income (or deficit) of the Borrower and its Subsidiaries for the period involved, after taxes accrued and after all proper charges and reserves (excluding, however, non-recurring special charges and credits), all as determined in accordance with GAAP.

         "Net Proceeds" shall mean, with respect to any Asset Sale by, or any insurance or condemnation proceeding in respect of any assets of, the Borrower or any of its Subsidiaries, as applicable, the aggregate amount of cash received for such assets (including, without limitation, any payments received for non-competition covenants, any time brokerage, consulting or management fees for services rendered on or prior to the consummation of such sale (other than such fees received in the ordinary course of business for brokerage, management or consulting services rendered after the consummation of such sale in amounts usual and customary for the services rendered), and any portion of the amount received evidenced by a promissory note or other evidence of Indebtedness issued by the purchaser), net of (a) amounts reserved, if any, for taxes payable with respect to any such sale (after application (assuming application first to such reserves) of any available losses, credits or other offsets), (b) reasonable and customary transaction costs properly attributable to such transaction and payable by the Borrower or any of its Subsidiaries (other than to an Affiliate) in connection with such Asset Sale, including, without limitation, commissions, and (c) until actually received by the Borrower or any of its Subsidiaries, any portion of the amount received held in escrow, evidenced by a promissory note or other evidence of Indebtedness, or in respect of a purchase or non-compete, consulting or management agreement or covenant or otherwise for which compensation is paid over time. Upon receipt by the Borrower or any of its Subsidiaries of (i) amounts referred to in item (c) of the preceding sentence, or (ii) if there shall occur any reduction in the tax reserves referred to in item (a) of the preceding sentence resulting in a payment to the Borrower or its Subsidiaries, such amounts shall then be deemed to be "Net Proceeds."

         "Newspapers" shall mean, as of any date, the newspapers owned or operated by the Borrower or any of its Subsidiaries as of such date. As of the Agreement Date, the Newspapers are set forth on Schedule 3 attached hereto.

         "Non-US Lender" shall have the meaning ascribed thereto in Section 2.8(a) hereof.

         "Notes" shall mean, collectively, the Revolving Loan Notes, the Term Loan A Notes and the Term Loan B Notes.

         "Obligations" shall mean all payment and performance obligations of every kind, nature and description of the Borrower, its Subsidiaries, and any other obligors to the Lenders, or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action and including Obligations to the Administrative Agent, any of the Lenders or any of their Affiliates under the Interest Rate Hedge Agreements) as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

         "Operating Agreement" shall mean any programming agreement, time brokerage, local marketing or similar agreement, network affiliation agreement, franchise agreement, lease or other agreement of the Borrower or any of its Subsidiaries relating to the operation of a Station, a Newspaper, the Porta-Phone Paging Business or the Satellite Broadcasting Business, the termination or adverse modification of which could reasonably be expected to have a Material Adverse Effect.

         "Operating Cash Flow" shall mean, as of any date for any period, (a) the Net Earnings for such period (excluding, to the extent included in Net Earnings, (i) the effect of any exchange of advertising time for non-cash consideration, such as merchandise or services, (ii) any other non-cash income or expense (including the cumulative effect of a change in accounting principles and extraordinary items) and (iii) any gains or losses from sales, exchanges and other dispositions of property not in the ordinary course of business), minus
(b) any interest income, minus (c) any cash payments made in respect of Programming Obligations, plus (d) the sum of (i) depreciation on or obsolescence of fixed or capital assets and amortization of intangibles and leasehold improvements (including, without limitation, amortization in respect of Programming Obligations) for such period, plus (ii) Interest Expense in such period, plus (iii) federal, state and local income taxes in such period to the extent deducted in calculating Net Earnings in such period (other than any such taxes resulting from any gains from sales and exchanges and other distributions not in the ordinary course of business), all on a consolidated basis and computed on the accrual method. For purposes of calculating Operating Cash Flow in any period , any Acquisition or Asset Sale which occurs during such period shall be deemed to have occurred on the first day of such period.

         "Ownership Interests" shall mean, as applied to any Person, any ownership interests or capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto, or any partnership interests, membership interest or other instruments or securities evidencing ownership of such Person, as applicable.

         "Ownership Reports" shall mean, with respect to any Station, the reports and certifications filed with the FCC pursuant to 47 C.F.R. ss. 73.3615, or any comparable reports filed pursuant to any successor regulation thereto.

         "Payment Date" shall mean the last day of any Interest Period.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Liens" shall mean, as applied to any Person:

                  (a) any Lien in favor of the Administrative Agent or any Lender given to secure the Obligations;

                  (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books in accordance with GAAP, but only so long as no forfeiture, foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

                  (c) statutory liens of carriers, warehousemen, mechanics, vendors, laborers and materialmen incurred in good faith in the ordinary course of business for sums not yet due or being diligently contested in good faith, if adequate reserves have been set aside on such Person's books in accordance with GAAP, or appropriate provisions shall have been made therefor, and no forfeiture, foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

                  (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue for more than sixty (60) days;

                  (e) restrictions on the transfer of assets of the Borrower or its Subsidiaries imposed by the Communications Act and any regulations thereunder;

                  (f) easements, rights-of-way, zoning restrictions, leases, licenses, reservations or restrictions on use and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use or value of such property;

                  (g) (i) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1(i) hereof and true leases of the Borrower or any of its Subsidiaries and (ii) Liens evidencing Indebtedness permitted by Section 7.1(c) hereof;

                  (h) Liens to secure performance of statutory obligations, surety or appeal bonds, performance bonds, bids, tenders or escrow deposits in connection with Acquisitions and, in each case, in the ordinary course of business;

                  (i) judgment Liens which do not result in an Event of Default under Section 8.1(h) hereof;

                  (j) Liens existing on the Agreement Date as set forth in
Schedule 2 hereof; and

                  (k) Liens approved by the Administrative Agent and set forth in any title policy insuring the interest of the Administrative Agent in any Collateral, or set forth in title report, title examination or similar document with respect to any of the Collateral.

         "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

         "Plan" shall mean an employee benefit plan within the meaning of
Section 3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

         "Porta-Phone Paging Business" shall mean, as of any date, the portable telephone paging business owned or operated by the Borrower or any of its Subsidiaries as of such date.

         "Prior Loan Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of July 31, 1998 by and among Gray Communications Systems, Inc., as Borrower, NationsBank, N.A., as Syndication Agent and Administrative Agent, Key Corporate Capital Inc., as Documentation Agent, and the Lenders party thereto as amended by that certain First Amendment thereto dated as of November 13, 1998 and that certain Second Amendment thereto dated as of March 3, 1999.

         "Pro Forma Debt Service" shall mean, as of any date, the sum of, (a) all required principal payments of Revolving Loans to be made pursuant to scheduled Revolving Commitment reductions pursuant to Section 2.5 hereof during the four (4) quarter period following such date, plus (b) all principal payments required to be made on Term Loan A or Term Loan B pursuant to Section 2.7 during such subsequent four (4) quarter period, plus (c) all principal payments required to be made by the Borrower and its Subsidiaries on Total Debt (other than the Loans) during such subsequent four (4) quarter period, plus (d) all Interest Expense during such subsequent four (4) quarter period. In calculating Pro Forma Debt Service, (i) the interest rate in effect in such subsequent period on any Indebtedness which does not bear interest at a rate which is fixed for the entire subsequent period shall be deemed to be the interest rate in effect on such Indebtedness as of the date of determination, and (ii) for the purpose of determining the amount of principal payments required on the Term Loan A or Term Loan B pursuant to Section 2.7 hereof in future periods, it shall be assumed that the principal amount of such Loans outstanding as of the date of determination will be outstanding for the subsequent four (4) quarter period, subject to any required principal payments.

         "Pro Forma Debt Service Coverage Ratio" shall mean, as of any date, the ratio of (a) Operating Cash Flow for the four (4) fiscal quarter period then ended or most recently ended to (b) Pro Forma Debt Service as of the end of the same four (4) quarter period.

         "Programming Obligations" means all direct or indirect monetary liabilities, contingent or otherwise, with respect to contracts for television broadcast rights relating to television series or other programs produced or distributed for television release.

         "Program Payments" shall mean, as of any date for any period, the sum of all cash payments actually made by or on behalf of the Borrower and its Subsidiaries during the period involved with respect to or on account of Programming Obligations.

         "Real Property" shall mean any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Borrower or any of its Subsidiaries or any of their respective predecessors or Affiliates. The Real Property as of the Agreement Date is set forth on Schedule 11 attached hereto.

         "Register" shall have the meaning ascribed thereto in Section 11.5(g) hereof.

         "Registered Noteholder" shall mean each Non-U.S. Lender that holds a Registered Note pursuant to Section 2.8(a) hereof or registers its Loans pursuant to Section 11.5(g) hereof.

         "Registered Notes" shall mean those certain Notes that have been issued in registered form in accordance with Sections 2.8(a) and 11.5(g) hereof and each of which bears the following legend: "This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the Loan Agreement."

         "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

         "Reportable Event" shall mean, with respect to any Employee Pension Plan, an event described in Section 4043(b) of ERISA.

         "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory of the Borrower requesting an Advance, Continuation or Conversion hereunder, which shall be in substantially the form of Exhibit E attached hereto, and shall, among other things, (i) specify the date of such Advance, Continuation or Conversion, which shall be a Business Day, the amount and type of Advance (LIBOR or Base Rate), and, with respect to LIBOR Advances, the Interest Period selected by the Borrower, (ii) state that there shall not exist, on the date of the requested Advance and after giving effect thereto, a Default or Event of Default, and (iii) the Applicable Margin then in effect.

         "Request for Issuance of Letter of Credit" shall mean any certificate signed by an Authorized Signatory of the Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit F attached hereto and shall, among other things, specify (a) that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit, (c) the effective date for the issuance of the Letter of Credit (which shall be a Business Day), (d) the date on which the Letter of Credit is to expire (which shall be a Business Day), (e) the Person for whose benefit such Letter of Credit is to be issued, and (f) other relevant terms of such Letter of Credit.

         "Required Lenders" shall mean, at any time, the Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the then aggregate unpaid principal amount of the Loans, or, if no Loan is then outstanding, the Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Commitments.

         "Restricted Payment" shall mean (a) any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or any of its Subsidiaries) on account of any Ownership Interests of the Borrower or any of its Subsidiaries (other than dividends payable solely in Ownership Interests of such Person and splits thereof), (b) any payment of principal of, or interest on, or payment into a sinking fund for the retirement of, or any defeasance of Subordinated Debt, or (c) any management, consulting or similar fees, or any interest thereon, payable by the Borrower or any of its Subsidiaries to any of their respective Affiliates (other than such fees and interest payable to (1) the Borrower or any of its Subsidiaries or (2) Bull Run Corporation).

         "Restricted Purchase" shall mean any payment (including, without limitation, any sinking fund payment, prepayment or installment payment) on account of the purchase, redemption, defeasance or other acquisition or retirement of any Ownership Interests of or Subordinated Debt of the Borrower or any of its Subsidiaries, including, without limitation, any warrants or other rights or options to acquire shares of Ownership Interests of the Borrower or of any of its Subsidiaries or any loan, advance, release or forgiveness of Indebtedness by the Borrower or any of its Subsidiaries to any partner, shareholder or Affiliate (other than to the Borrower or any of its Subsidiaries) of any such Person.

         "Revolving Loan Commitment" shall mean the several obligations of the Lenders to fund their respective portion of the Revolving Loans to the Borrower in accordance with their respective Commitment Ratios in the aggregate sum as of the Agreement Date of up to $100,000,000.00, pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof.

         "Revolving Loans" shall mean, collectively, those amounts advanced by the Lenders to the Borrower under the Revolving Loan Commitment not to exceed the Revolving Loan Commitment at any one time and evidenced by the Revolving Loan Notes.

         "Revolving Loan Maturity Date" shall mean June 30, 2005, or such earlier date as payment of the Revolving Loans shall be due (whether by acceleration, reduction of the Revolving Loan Commitment to zero or otherwise).

         "Revolving Loan Notes" shall mean, collectively, those certain amended and restated promissory notes in the aggregate original principal amount of $100,000,000.00, and issued to each of the Lenders by the Borrower with respect to the Revolving Loan Commitment, each one substantially in the form of Exhibit G-1 attached hereto, any other promissory note issued by the

Borrower to evidence the Revolving Loans pursuant to this Agreement, and any extensions, renewals or amendments to, or replacements of, the foregoing.

         "Revolving Loan Repayment Proceeds" shall mean the product of (a) the Revolving Loan Repayment Ratio times (b) the applicable Net Proceeds amount.

         "Revolving Loan Repayment Ratio" shall mean, as of any date, the ratio of (a) (i) the sum of the Revolving Loans and Letter of Credit Obligations outstanding on such date to (ii) the sum of the Loans and Letter of Credit Obligations outstanding hereunder on such date or, (b) if no Loan or Letter of Credit Obligation is then outstanding, (i) the Revolving Loan Commitment on such date to (ii) the sum of the Commitments hereunder on such date.

         "Satellite Broadcasting Business" shall mean, as of any date, the satellite broadcasting business owned or operated by the Borrower or any of its Subsidiaries on such date.

         "Security Documents" shall mean, collectively, the Borrower Pledge Agreement, the Borrower Security Agreement, any Subsidiary Guaranty, any Subsidiary Pledge Agreement, any Subsidiary Security Agreement, any Mortgage, any Assignment of General Partner Interests, any Assignment of Limited Partner Interests, any other agreement or instrument providing Collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements and documents related thereto or to this Agreement, and providing the Administrative Agent, for the benefit of the Lenders, with Collateral for the Obligations.

         "Security Interest" shall mean, collectively, all Liens in favor of the Administrative Agent, for the benefit of the Lenders, created hereunder or under any of the Security Documents to secure the Obligations.

         "Senior Debt" shall mean, as of any date, (a) Total Debt on such date minus (b) Subordinated Debt on such date.

         "Senior Leverage Ratio" shall mean, as of any date, the ratio of (a) Senior Debt as of such date to (b) Operating Cash Flow for the four (4) quarter period then ended or most recently ended.

         "Standby Letter of Credit shall mean a letter of credit issued to support obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business, and which is not a Commercial Letter of Credit.

         "Station" shall mean, collectively (i) each of the television stations owned and operated by the Borrower and its Subsidiaries on the Agreement Date as set forth in Schedule 3 attached hereto and (ii) any television station acquired after the Agreement Date by the Borrower or any of its Subsidiaries in accordance herewith.

         "Subordinated Debt" shall mean, as of any date, the sum of (a) all Indebtedness of the Borrower and its Subsidiaries under the Subordinated Note Indenture or any agreements, notes, instruments or documents executed or delivered in connection therewith and (b) all other Indebtedness of the Borrower the repayment of which is subordinated in right of payment to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Lenders, in each case, as of such date.

         "Subordinated Note Indenture" shall mean that certain Indenture dated as of September 25, 1996 by and among the Borrower, all of its Subsidiaries and Bankers Trust Company in respect of the Borrower's 10-5/8% Senior Subordinated Notes due 2006, as the same may be amended from time to time to the extent permitted hereunder.

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which more than fifty percent (50%) of the outstanding partnership or ownership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. "Subsidiaries" as used herein shall mean the Subsidiaries of the Borrower unless otherwise specified. The Subsidiaries of the Borrower as of the Agreement Date are set forth on
Schedule 4 hereto, except as otherwise noted thereon.

         "Subsidiary Guaranty" shall mean any Subsidiary Guaranty, in favor of the Administrative Agent and the Lenders, given by each Subsidiary of the Borrower, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any similar agreement substantially in the form of Exhibit H attached hereto.

         "Subsidiary Pledge Agreement" shall mean any Subsidiary Pledge Agreement made by each Subsidiary of the Borrower having one or more of its own Subsidiaries, on the one hand, in favor of the Administrative Agent, on the other hand, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any similar agreement substantially in the form of Exhibit I attached hereto.

         "Subsidiary Security Agreement" shall mean any Subsidiary Security Agreement between any of the Borrower's Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, or any supplement thereto or confirmation thereof, in form and substance satisfactory to the Administrative Agent, or any similar agreement substantially in the form of Exhibit J attached hereto.

         "Syndication Agent" shall mean First Union National Bank.

         "Term Loan A" shall mean, collectively, the amounts advanced by the Lenders to the Borrower under the Term Loan A Commitment and evidenced by the Term Loan A Notes.

         "Term Loan A Commitment" shall mean the several obligations of the Lenders to advance to the Borrower, in accordance with their respective Commitment Ratios, an aggregate sum of up to $100,000,000.00, pursuant to the terms hereof.

         "Term Loan A Maturity Date" shall mean June 30, 2005, or such earlier date as payment of the Term Loan A shall be due (whether by acceleration or otherwise).

         "Term Loan A Notes" shall mean, collectively, those certain amended and restated promissory notes in the aggregate original principal amount of $100,000,000.00, and issued to each of the Lenders by the Borrower with respect to the Term Loan A Commitment, each one substantially in the form of Exhibit G-2 attached hereto, any other promissory note issued by the Borrower to evidence the Term Loan A pursuant to this Agreement, and any extensions, renewal, or amendments to, or replacements of, the foregoing.

         "Term Loan A Repayment Proceeds" shall mean the product of (a) the Term Loan A Repayment Ratio times (b) the applicable Net Proceeds amount.

         "Term Loan A Repayment Ratio" shall mean, as of any date, the ratio of
(a) the Term Loan A outstanding on such date to (b) the sum of the Loans and Letter of Credit Obligations outstanding hereunder on such date.

         "Term Loan B" shall mean, collectively, the amounts advanced by the Lenders to the Borrower under the Term Loan B Commitment and evidenced by the Term Loan B Notes.

         "Term Loan B Commitment" shall mean the several obligations of the Lenders to advance to the Borrower on the Agreement Date, in accordance with their respective Commitment Ratios, an aggregate sum of up to $100,000,000.00, pursuant to the terms hereof.

         "Term Loan B Maturity Date" shall mean December 31, 2005, or such earlier date as payment of the Term Loan B shall be due (whether by acceleration or otherwise).

         "Term Loan B Notes" shall mean, collectively, those certain promissory notes in the aggregate original principal amount of $100,000,000.00, and issued to each of the Lenders by the Borrower with respect to the Term Loan B Commitment, each one substantially in the form of Exhibit G-3 attached hereto, any other promissory note issued by the Borrower to evidence the Term Loan B pursuant to this Agreement, and any extensions, renewals or amendments to, or replacements of, the foregoing.

         "Term Loan B Repayment Proceeds" shall mean the product of (a) the Term Loan B Repayment Ratio times (b) the applicable Net Proceeds amount.

         "Term Loan B Repayment Ratio" shall mean, as of any date, the ratio of
(a) the Term Loan B outstanding on such date to (b) the sum of the Loans and Letter of Credit Obligations outstanding hereunder on such date.

         "Texas Acquisition" shall mean the Acquisition by the Borrower of the Ownership Interests and assets and properties of the Texas Stations pursuant to the Texas Acquisition Agreement.

         "Texas Acquisition Agreement" shall mean, collectively, (a) that certain Agreement and Plan of Merger dated as of April 13, 1999 by and among the Borrower, Gray Communications of Texas, Inc. and KWTX Broadcasting Company, (b) that certain Agreement and Plan of Merger dated as of April 13, 1999 by and among the Borrower, Gray Communications of Texas, Inc. and Brazos Broadcasting Company, and (c) that certain Asset Purchase Agreement dated as of April 26, 1999 by and among the Borrower, Gray Communications of Texas-Sherman, Inc., KXII License Corp., KXII Broadcasters, Ltd., KXII Television, Ltd., KBI 1, Inc., KBI 2, Inc., KXII Properties, Inc. and the Shareholders of KXII Properties, Inc.

         "Texas Stations" shall mean KWTX-TV, Waco Texas, KBTX-TV, Bryan, Texas and KXII-TV, Sherman, Texas.

         "Total Debt" shall mean, as of any date, the sum of, without duplication, (a) all Indebtedness of the Borrower and its Subsidiaries for borrowed money, including, without limitation, the Loans, (b) all Capitalized Lease Obligations of the Borrower and its Subsidiaries, (c) all other Indebtedness of the Borrower or any of its Subsidiaries represented by notes or drafts representing extensions of credit on which interest is typically charged,
(d) all obligations of the Borrower or any of its Subsidiaries evidenced by bonds, debentures, notes or other similar instruments (including, without limitation, all such obligations to which any property or asset owned by the Borrower or any of its Subsidiaries is subject, whether or not the obligation secured thereby shall have been assumed), (e) all obligations of the Borrower or any of its Subsidiaries under conditional sale or other title retention agreements relating to purchased assets, (f) all obligations of the Borrower or any of its Subsidiaries which are incurred, issued or assumed as the deferred purchase price of property or services and which are payable over a period in excess of one (1) year (excluding Programming Obligations), (g) all obligations or liabilities Guaranteed by the Borrower or any of its Subsidiaries, (h) at any time after the occurrence and during the continuance of an event of default under any Interest Rate Hedge Agreement, the aggregate amount payable by the Borrower or such Subsidiary under such agreement, and (i) all obligations of the Borrower or any of its Subsidiaries as an account party to reimburse any Person in respect of letters of credit (including, without limitation, all Letters of Credit) or bankers' acceptances, in each case, as of such date.

         "Upstream Dividends" shall have the meaning ascribed thereto in Section
7.18 hereof.

         "Year 2000 Compliant" shall have the meaning ascribed thereto in
Section 4.1(z) hereof.

         "Year 2000 Problem" shall have the meaning ascribed thereto in Section 4.1(z) hereof.

         Section 1.2 Interpretation. Except where otherwise specifically restricted, reference to a party to this Agreement or any other Loan Document includes that party and its successors and assigns. All capitalized terms used herein which are defined in Article 9 of the Uniform Commercial Code in effect in the State of Georgia on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein. Whenever any agreement, promissory note or other instrument or document is defined in this Agreement, such definition shall be deemed to mean and include, from and after the date of any amendment, restatement, supplement, confirmation or modification thereof, such agreement, promissory note or other instrument or document as so amended, restated, supplemented, confirmed or modified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         Section 1.3 Cross References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause in such Article, Section or definition.

         Section 1.4 Accounting Provisions. All accounting terms used in this Agreement which are not expressly defined herein shall have the respective meanings given to them in accordance with GAAP, all computations shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP. All financial or accounting calculations or determinations required pursuant to this Agreement, unless otherwise expressly provided, shall be made on a consolidated basis for the Borrower and its Subsidiaries.


                                    ARTICLE 2

                           Loans and Letters of Credit

         Section 2.1       The Loans.

                  (a) Revolving Loans. The Lenders who issued a Revolving Loan Commitment agree, severally, in accordance with their respective Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement to lend to the Borrower, prior to the Revolving Loan Maturity Date, amounts not at any one time outstanding to exceed, in the aggregate, the Available Revolving Loan Commitment as then in effect. The Borrower hereby acknowledges that all "Obligations" in respect of "Revolving Loans" outstanding on the Agreement Date under the "Revolving Commitment" (as such terms are defined in the Prior Loan Agreement) shall be deemed to have been made to the Borrower as Advances under the Revolving Loan Commitment hereunder and shall constitute a portion of the Obligations.

Subject to the terms and conditions hereof, the Borrower may from time to time
(i) Convert a Base Rate Advance into a LIBOR Advance or a LIBOR Advance into a Base Rate Advance or (ii) Continue a LIBOR Advance as a LIBOR Advance.

                  (b) Term Loan A. The Lenders who issued a "Term Commitment" under, and as defined in, the Prior Loan Agreement have previously lent to the Borrower the amount in the aggregate of $100,000,000 of which $100,000,000.00 is outstanding on the Agreement Date. The Borrower hereby acknowledges that all "Obligations" in respect of the "Term Loan" outstanding under the "Term Commitment" (as such terms are defined in the Prior Agreement) shall be deemed to have been made to the Borrower as Advances under the Term Loan A Commitment hereunder and shall constitute a portion of the Obligations. Subject to the terms and conditions hereof, the Borrower may from time to time (i) Convert a Base Rate Advance into a LIBOR Advance or a LIBOR Advance into a Base Rate Advance or (ii) Continue a LIBOR Advance as a LIBOR Advance; provided, however, that there shall be no increase in the principal amount of the Term Loan A outstanding after the Agreement Date.

                  (c) Term Loan B. The Lenders who issued a Term Loan B Commitment, agree severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower on the Agreement Date an amount which does not exceed in the aggregate the Term Loan B Commitment. Subject to the terms and conditions hereof, the Borrower may from time to time (i) Convert a Base Rate Advance into a LIBOR Advance or a LIBOR Advance into a Base Rate Advance or (ii) Continue a LIBOR Advance as a LIBOR Advance; provided, however, that there shall be no increase in the principal amount of the Term Loan B outstanding after the Agreement Date.

                  (d) The Letters of Credit. Subject to the terms and conditions of this Agreement, the Issuing Bank agrees to issue Letters of Credit for the account of the Borrower (for itself and on behalf of its Subsidiaries) pursuant to Section 2.14 hereof in an aggregate amount not to exceed the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof.

         Section 2.2  Manner of Borrowing and Disbursement.

                  (a) Choice of Interest Rate, Etc. Any Advance shall, at the option of the Borrower, be made as a Base Rate Advance or a LIBOR Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to receive, Convert an Advance to or Continue an Advance as a LIBOR Advance. Any notice given to the Administrative Agent in connection with a Request for Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (Atlanta, Georgia time) on any Business Day in order for such Business Day to count toward the minimum number of Business Days required.

                  (b)      Base Rate Advances.

                        (i) Advances; Conversion. The Borrower shall give the Administrative Agent, (A) in the case of a request for a Base Rate Advance irrevocable telephonic notice on the date of such Advance and
         (B) in the case of a request to Convert a LIBOR Advance to a Base Rate Advance, at least three (3) Business Day's irrevocable prior telephonic notice, in each case, followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

                       (ii) Repayments and Reborrowings. Subject to Section 2.1 hereof, the Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and, (A) upon irrevocable telephonic notice on the date of such repayment or prepayment, as applicable, followed immediately by a Request for Advance, reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (B) upon at least three (3) Business Days' irrevocable prior telephonic notice followed immediately by a Request for Advance, reborrow all or a portion of the principal thereof as one or more LIBOR Advances, or (C) not reborrow all or any portion of such Base Rate Advance. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid and, as applicable reborrowed. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be considered a request for a Base Rate Advance.

                  (c)      LIBOR Advances.

                        (i) Advances. Upon request, the Administrative Agent, whose determination in absence of manifest error shall be conclusive, shall determine the available LIBOR Bases and shall notify the Borrower of such LIBOR Bases. The Borrower shall give the Administrative Agent in the case of LIBOR Advances at least three (3) Business Days' irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

                       (ii) Repayments; Conversion; Continuation. Subject to
         Section 2.1 hereof, at least three (3) Business Days prior to the Payment Date for each LIBOR Advance, the Borrower shall give the Administrative Agent telephonic notice followed immediately by a Request for Advance specifying whether all or a portion of such LIBOR Advance (A) is to be Continued in whole or in part as one or more LIBOR Advances, (B) is to be Converted in whole or in part to a Base Rate Advance, or (C) is to be repaid and not Continued or Converted. The failure to give such notice shall preclude the Borrower from Continuing such Advance as a LIBOR Advance on its Payment Date and shall be considered a request for a Conversion to a Base Rate Advance. Upon such Payment Date such LIBOR Advance will, subject to the provisions hereof, be so repaid, Continued or Converted, as applicable.

                  (d) Notification of Lenders. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly, but no later than, (i) with respect to LIBOR Advances, the close of business on the day of such notice, and (ii) with respect to Base Rate Advances, 12:30 p.m. (Atlanta, Georgia time) notify each Lender by telephone or telecopy of the contents thereof and the amount of such Lender's portion of the Advance. With respect to each Request for Advance, each Lender shall, not later than 2:00 p.m. (Atlanta, Georgia time) on the date of borrowing specified in such Request for Advance, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

                  (e) Disbursement.

                        (i) Prior to 3:00 p.m. (Atlanta, Georgia time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (A) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (B) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.

                       (ii) Unless the Administrative Agent shall have received notice from a Lender prior to 2:00 p.m. (Atlanta, Georgia time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent the Lender does not make such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

                      (iii) If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

                       (iv) In the event that, at any time when the Borrower is not in Default and has otherwise satisfied each of the conditions in
         Section 3.2 hereof, a Lender for any reason fails or refuses to fund its portion of an Advance and such failure shall continue for a period in excess of thirty (30) days, then, until such time as such Lender has funded its portion of such Advance (which late funding shall not absolve such Lender from any liability it may have to the Borrower), or all other Lenders have received payment in full from the Borrower (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such non-funding Lender shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Lender's portion of the Loans shall not be counted as outstanding for purposes of determining "Required Lenders" hereunder, and (B) to receive payments of principal, interest or fees from the Borrower, the Administrative Agent or the other Lenders in respect of its portion of the Loans.

         Section 2.3       Interest.

                  (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date.

                  (b) On LIBOR Advances. Interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the LIBOR Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a LIBOR Advance exceeds three (3) months, interest on such LIBOR Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on LIBOR Advances then outstanding shall also be due and payable on the Maturity Date.

                  (c) Interest if No Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Basis, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

                  (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default hereunder, the outstanding principal balance of the Loans shall bear interest at the Default Rate. Such interest shall be payable on demand by the Required Lenders and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Required Lenders (or, if applicable to the underlying Event of Default, the Lenders) to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations.

                  (e) LIBOR Contracts. At no time may the number of outstanding LIBOR Advances hereunder exceed eight (8) in the aggregate.

                  (f)      Applicable Margin.

                           (i) Revolving Loans and Term Loan A. The Applicable Margin shall be determined by the Administrative Agent with respect to any Advance under the Revolving Loan Commitment or Term Loan A Commitment based upon the Leverage Ratio as of the end of the fiscal quarter most recently ended, effective as of the third (3rd) Business Day after the financial statements referred to in Section 6.1 or 6.2 hereof, as the case may be, are furnished to the Administrative Agent for such fiscal quarter, as follows:


                                                     Applicable Margin for         Applicable Margin for
   Leverage Ratio                                       Base Rate Advances             LIBOR Advances
   --------------                                       -----------------              --------------

   Greater than 7.0:1.0.                                        1.750%                        3.000%

   Greater than 6.50:1.0, but less than or equal                1.500%                        2.750%
   to 7.0:1.0.

   Greater than 6.00:1.0, but less than or equal                1.125%                        2.375%
   to 6.50:1.0.

   Greater than 5.50:1.0, but less than or equal                0.750%                        2.000%
   to 6.00:1.0.

   Greater than 5.00:1.0, but less than or equal                0.500%                        1.750%
   to 5.50:1.0.

   Greater than 4.50:1.0, but less than or equal                0.250%                        1.500%
   to 5.00:1.0.

   Less than or equal to 4.50:1.0.                              0.000%                        1.250%

                           (ii) Term Loan B. The Applicable Margin shall be determined by the Administrative Agent with respect to any Advance under the Term Loan B Commitment based upon the Leverage Ratio as of the end of the fiscal quarter most recently ended, effective as of the third (3rd) Business Day after the financial statements referred to in
         Section 6.1 or 6.2 hereof, as the case may be, are furnished to the Administrative Agent for such fiscal quarter, as follows:


                                                   Applicable Margin               Applicable Margin
                 Leverage Ratio                  for Base Rate Advances            for LIBOR Advances
                 --------------                  ----------------------            ------------------

      Greater than or equal to 6.0:1.0.                  2.000%                          3.250%

      Less than 6.0:1.0.                                 1.750%                          3.000%


         Notwithstanding the foregoing Sections 2.3(f)(i) and (ii), if the Borrower shall fail to timely deliver to the Administrative Agent the financial statements required for the calculation of the Leverage Ratio for any fiscal quarter, then commencing with the Business Day after the date such financial statements were due and continuing through the third (3rd) Business Day following the date of delivery thereof, the Leverage Ratio for such period shall be conclusively presumed to be, and the Applicable Margin shall be calculated based upon, the highest Leverage Ratio level listed in the tables set forth above in Section 2.3(f)(i) or (ii), as applicable.

         Section 2.4       Fees.

                  (a) Revolving Loan Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each of the Lenders, in accordance with such Lender's respective Commitment Ratio for the Revolving Loan Commitment a commitment fee on the Available Revolving Loan Commitment for each day from the Agreement Date through the Revolving Loan Maturity Date as follows:
(a) if the Leverage Ratio is greater than 5.75:1.00 on such date, then the commitment fee shall be equal to the product of (i) the Available Revolving Loan Commitment times (ii) one-half of one percent (0.50%); and (b) if the Leverage Ratio is less than or equal to 5.75:1.00 on such date, then the commitment fee shall be equal to the product of (i) the Available Revolving Loan Commitment times (ii) one-quarter of one percent (0.25%). Such commitment fees shall be computed on the basis of a year of 360-days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each fiscal quarter commencing December 31, 1999, and shall be fully earned when due and non-refundable when paid. A final payment of all commitment fees then payable shall also be due and payable on the Revolving Loan Maturity Date.

                  (b) Letter of Credit Fees. The Letters of Credit shall be issued for a fee of one and one-eighth percent (1.125%) per annum of the stated amount thereof, payable upon issuance. The fee shall be payable to the Administrative Agent for the benefit of the Lenders who issued a Revolving Loan Commitment in accordance with their Commitment Ratios. If any Letter of Credit is drawn upon prior to its expiration date, the Lenders shall reimburse to the Borrower that portion of the fee allocable to the period from the date of the draw to the expiration date, calculated in accordance with the Issuing Bank's standard letter of credit procedures. In addition, the Borrower shall pay to the Issuing Bank for its own account its standard charges for the issuance of letters of credit and for draws upon letters of credit, which charges, as of the Agreement Date, are as follows: (i) $200 per Letter of Credit, payable upon issuance; and (ii) $100 per Letter of Credit, payable upon a draw under such Letter of Credit.

                  (c) Other Fees. The Borrower shall pay such other fees as are set forth in any fee letter executed by the Borrower in connection with this Agreement.

         Section 2.5       Mandatory Commitment Reductions.

                  (a) Scheduled Reductions under the Revolving Loan Commitment. Commencing on September 30, 2000 and at the end of each fiscal quarter thereafter, the Revolving Loan Commitment as of September 29, 2000 shall be automatically and permanently reduced by the percentage amount set forth below for and on the dates indicated (which reductions are in addition to those set forth elsewhere in this Agreement):


                                                                                    Percentage Reduction
                                                                                      to Revolving Loan
                                                                                      Commitment as of
                                 Reduction Dates                                     September 29, 2000
                                 ---------------                                     ------------------

         September 30, 2000 and December 31, 2000 5.000%

         March 31, 2001, June 30, 2001, September 30, 2001
               and December 31, 2001                                                          3.750%

         March 31, 2002, June 30, 2002, September 30, 2002
               and December 31, 2002                                                          3.750%

         March 31, 2003, June 30, 2003, September 30, 2003
               and December 31, 2003                                                          5.000%

         March 31, 2004, June 30, 2004, September 30, 2004
               and December 31, 2004                                                          6.250%

         March 31, 2005 and June 30, 2005                                                     7.500%

                  (b) Reduction From Net Proceeds of Asset Sales or Insurance or Condemnation Proceedings. The Revolving Loan Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans required under Section 2.7(b)(iii) hereof; provided, however, that if there are no Loans then outstanding, the Revolving Loan Commitment shall be reduced by an amount equal to the Revolving Loan Repayment Proceeds. Reductions to the Revolving Loan Commitment under this Section 2.5(b) shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of maturity.

         Section 2.6 Voluntary Commitment Reductions. The Borrower shall have the right, at any time and from time to time after the Agreement Date, upon at least five (5) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Revolving Loan Commitment, on a pro rata basis among the

Lenders, provided, however, that any such partial reduction shall be made in an amount not less than $5,000,000.00 and in integral multiples of not less than $1,000,000.00. As of the date of cancellation or reduction set forth in such notice, the Revolving Loan Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the Lenders the amount necessary to reduce the principal amount of the Revolving Loans then outstanding to not more than the amount of the Revolving Loan Commitment as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced. Reductions to the Revolving Loan Commitment under this Section 2.6 shall be applied to the reductions set forth in Section 2.5(a) hereof pro rata across maturities.

         Section 2.7       Prepayments and Repayments.

                  (a) Prepayments. The principal amount of any Base Rate Advance may be prepaid in full or ratably in part at any time without penalty and without regard to the Payment Date for such Advance upon written notice, or telephonic notice followed immediately by written notice, to the Administrative Agent on the date of such prepayment; provided, however, that the Borrower's failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. LIBOR Advances may be prepaid prior to the applicable Payment Date, upon three (3) Business Days' prior written notice, or telephonic notice followed immediately by written notice, to the Administrative Agent; provided, however, that the Borrower shall reimburse the Lenders and the Administrative Agent, on the earlier of demand by the applicable Lender or the Maturity Date, for any loss or reasonable out-of-pocket expense incurred by any Lender or the Administrative Agent in connection with such prepayment, as set forth in Section 2.10 hereof; provided further, however, that the Borrower's failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. Any prepayment hereunder shall be in amounts of not less than $500,000.00 and in integral multiples of $500,000.00. Revolving Loans prepaid pursuant to this Section 2.7(a) may be reborrowed, subject to the terms and conditions hereof. Any Term Loan A or Term Loan B prepaid pursuant to this Section 2.7(a) may not be reborrowed. Amounts prepaid shall be paid together with accrued interest on the amount so prepaid accrued through the date of such prepayment.

                  (b) Repayments. The Borrower shall repay the Loans as follows:

                           (i)      Scheduled Repayments.

                                    (A) Term Loan A. Commencing on December 31,
1999, the principal balance of Term Loan A outstanding on December 30, 1999 shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter ending during the periods set forth below until paid in full in such amounts as follows:


                                                                                 Percentage of Principal of
                                                                                 Term Loan A outstanding on
                                 Repayment Dates                        December 30, 1999 Due on each Repayment Date
                                 ---------------                        --------------------------------------------

         December 31, 1999                                                                    2.500%

         March 31, 2000, June 30, 2000,
               September 30, 2000 and December 31, 2000                                       2.500%

         March 31, 2001, June 30, 2001,
               September 30, 2001 and December 31, 2001                                       2.500%

         March 31, 2002, June 30, 2002,
               September 30, 2002 and December 31, 2002                                       4.375%

         March 31, 2003, June 30, 2003,
               September 30, 2003 and December 31, 2003                                       4.375%

         March 31, 2004, June 30, 2004
               September 30, 2004 and December 31, 2004                                     5.31225%

         March 31, 2005 and June 30, 2005                                                    10.625%


                                    (B) Term Loan B. Commencing on March 31,
2001, the principal balance of Term Loan B outstanding on March 30, 2001 shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter ending during the periods set forth below until paid in full in such amounts as follows:


                                                                                 Percentage of Principal of
                                                                                 Term Loan B outstanding on
                                 Repayment Dates                          March 30, 2001 Due on each Repayment Date
                                 ---------------                          -----------------------------------------
         March 31, 2001, June 30, 2001,
               September 30, 2001 and December 31, 2001                                       0.250%

         March 31, 2002, June 30, 2002,
               September 30, 2002 and December 31, 2002                                       0.250%

         March 31, 2003, June 30, 2003,
               September 30, 2003 and December 31, 2003                                       0.250%

         March 31, 2004, June 30, 2004,
               September 30, 2004 and December 31, 2004                                       0.250%

         March 31, 2005, June 30, 2005, and
               September 30, 2005                                                             0.250%

         December 31, 2005                                                                   95.250%

                           (ii) Revolving Loans in Excess of Revolving Loan Commitment. If, at any time, the sum of the aggregate amount of the Revolving Loans and Letter of Credit Obligations outstanding shall exceed the Revolving Loan Commitment, the Borrower shall make a repayment of the principal amount of the Revolving Loans on such date in an aggregate amount equal to such excess, together with any accrued interest with respect thereto.

                           (iii) Repayments From Net Proceeds of Asset Sales or Insurance or Condemnation Proceedings. On the Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Proceeds (other than in connection with an Asset Sale permitted under Section 7.4(a) (i) or (ii) hereof), the Loans shall be automatically and permanently prepaid as set forth in Section 2.7(b)(iv) hereof in an amount equal to, in the aggregate, one-hundred percent (100%) of any Net Proceeds; provided, however, that no prepayment under this Section 2.7(b)(iii) shall occur if such Net Proceeds (A) are from an Asset Sale and are reinvested in Stations, Newspapers, the Porta-Phone Paging Business, the Satellite Broadcasting Business and other assets related to the Borrower's business within the succeeding three hundred sixty-five (365) day period or (B) are from an insurance or condemnation proceeding and are reinvested in Stations, Newspapers, the Porta-Phone Paging Business, the Satellite Broadcasting Business and other assets related to the Borrower's business within the succeeding ninety (90) day period.

                           (iv) Allocation of Repayment Amounts. On the Business Day of the receipt by the Borrower or any Subsidiary of any Net Proceeds, (A) the Term Loan A then outstanding shall be prepaid by an amount equal to the Term Loan A Repayment Proceeds, (B) the Term Loan B then outstanding shall be prepaid by an amount equal to the Term Loan B Repayment Proceeds, and
         (C) the Revolving Loans then outstanding shall be prepaid by an amount equal to the Revolving Loan Repayment Proceeds. Amounts so repaid shall be applied to the principal of Term Loan A or Term Loan B, as applicable, in inverse order of maturity set forth in Section 2.7(b)(i) hereof.

                           (v) Revolving Loan Maturity Date. In addition to the foregoing, a final payment of all Revolving Loans, together with accrued interest and fees with respect thereto, shall be due and payable on the Revolving Loan Maturity Date.

                           (vi) Term Loan A Maturity Date. In addition to the foregoing, a final payment of Term Loan A, together with accrued interest and fees with respect thereto, shall be due and payable on the Term Loan A Maturity Date.

                           (vii) Term Loan B Maturity Date. In addition to the foregoing, a final payment of Term Loan B, together with accrued interest and fees with respect thereto and all other Obligations then outstanding, shall be due and payable on the Term Loan B Maturity Date.

         Section 2.8       Notes; Loan Accounts.

                  (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One
(1) Revolving Loan Note, one (1) Term Loan A Note and one (1) Term Loan B Note shall be payable to the order of each Lender, in accordance with such Lender's respective applicable Commitment Ratio. The Revolving Loan Notes, Term Loan A Notes and the Term Loan B Notes shall be issued by the Borrower to the Lenders and shall be duly executed and delivered by one (1) or more Authorized Signatories. Any Lender (i) which is not a United States Person (a "Non-U.S. Lender") and (ii) which would become completely exempt from withholding of United States federal income taxes in respect of payment of any obligations due to such Lender hereunder or under the Notes or any other Loan Document relating to any of its Loans if such Loans were in registered form for United States federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, at the cost and expense of such Lender, to register such Loans as provided in Section 11.5(g) hereof and to issue to such Lender Notes evidencing such Loans as Registered Notes or to exchange Notes evidencing such Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Notes that are not in registered form.

                  (b) Each Lender may open and maintain on its books in the name of the Borrower a loan account with respect to its portion of the Loans and interest thereon. Each Lender which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Lender with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Loans and accrued interest thereon absent manifest error, but the failure of any

Lender to make any such notations or any error or mistake in such notations shall not affect the Borrower's repayment obligations with respect to such Loans.

         Section 2.9  Manner of Payment.

                  (a) Each payment (including any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Lenders or the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 1:00 p.m. (Atlanta, Georgia time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (Atlanta, Georgia time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Lender or Lenders hereunder prior to 1:00 p.m. (Atlanta, Georgia time) on any Business Day shall be deemed to constitute receipt by such Lender or Lenders on such Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly, but no later than the close of business on the date such payment is deemed received, thereafter distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Lenders accordingly. In the event that the Administrative Agent shall fail to make distribution to any Lender as required under this Section 2.9, the Administrative Agent agrees to pay such Lender interest from the date such payment was due until paid at the Federal Funds Rate.

                  (b) The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever. So long as the applicable Lender has complied with Section 2.13 hereof, the Borrower agrees to pay principal, interest, fees and all other amounts due hereunder, under the Notes or under any other Loan Document free and clear of all taxes, levies and withholding. So long as the applicable Lender has complied with Section 2.13 hereof, if the Borrower is required by Applicable Law to deduct any taxes from or in respect of any sum payable to the such Lender hereunder, under any Note or under any other Loan
Document: (i) the sum payable hereunder or thereunder, as applicable, shall be increased to the extent necessary to provide that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.9(b)), the Administrative Agent or such Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions from such sums payable hereunder or thereunder, as applicable, and pay the amount so deducted to the relevant taxing authority as required by Applicable Law; and
(iii) the Borrower shall provide the Administrative Agent or such Lender, as applicable, with evidence satisfactory to the Administrative Agent or such Lender, as applicable, that such deducted amounts have been paid to the relevant taxing authority. Before making any such deductions, such Lender shall designate a different lending office and may take such alternative courses of action if such designation or alternative courses of action will avoid the need for such deductions and will not in the good faith judgment of such Lender be otherwise disadvantageous to such Lender.

                  (c) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                  (d) Prior to the declaration of an Event of Default under
Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all in accordance where applicable with the respective Commitment Ratios of the Lenders for the applicable Commitment: first, to the payment of any fees or expenses then due and payable to the Administrative Agent, the Issuing Bank and the Lenders, or any of them; second, to the payment of interest then due and payable on the Loans; third, to the payment of all other amounts not otherwise referred to in this Section 2.9(d) then due and payable to the Administrative Agent, the Issuing Bank and the Lenders, or any of them, hereunder or under the Notes, the Letters of Credit or any other Loan Document; fourth, to the payment of principal then due and payable on the Loans; fifth, to any other Obligations not otherwise referred to in this Section 2.9(d) until all such Obligations are paid in full; sixth, to damages incurred by the Administrative Agent, the Issuing Bank or the Lenders, or any of them, by reason of any breach hereof or of any other Loan Document; and seventh, as otherwise required by Applicable Law.

         Section 2.10  Reimbursement.

                  (a) Whenever any Lender shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (i) failure by the Borrower to borrow, Continue or Convert any LIBOR Advance after having given notice of its intention to borrow, Continue or Convert such Advance in accordance with
Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3), or (ii) prepayment (or failure to prepay after giving notice thereof) of any LIBOR Advance in whole or in part for any reason, the Borrower agrees to pay to such Lender, upon the earlier of such Lender's demand or the Maturity Date, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct absent manifest error.

                  (b) Losses subject to reimbursement hereunder shall include, without limitation, expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable whether the Maturity Date is changed by virtue of an amendment hereto (unless such amendment expressly waives such payment) or as a result of acceleration of the Obligations.

         Section 2.11  Pro Rata Treatment.

                  (a) Advances. Each Advance under the Revolving Loan Commitment from the Lenders hereunder made on or after the Agreement Date, shall be made pro rata on the basis of the respective Commitment Ratios of the Lenders. On the Agreement Date, each Advance from the Lenders under each of the Term Loan A Commitment and the Term Loan B Commitment shall be made pro rata on the basis of the respective Commitment Ratios of the Lenders.

                  (b) Payments. Each payment and prepayment of principal of the Loans, and, except as provided in each of Section 2.2(e) and Article 10 hereof, each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts outstanding under the applicable Notes immediately prior to such payment or prepayment. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans in excess of its ratable share of the applicable Loans under its applicable Commitment Ratio, such Lender shall forthwith purchase from the other Lenders such participations in the portion of the applicable Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.12 Capital Adequacy. If after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder with respect to the Loans and the Revolving Loan Commitment to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then, upon the earlier of demand by such Lender or the Maturity Date, the Borrower shall promptly pay to such Lender such additional amounts as shall be sufficient to compensate such Lender for such reduced return, together with interest on such amount from the fourth (4th) Business Day after the date of demand or the Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

         Section 2.13 Lender Tax Forms. On or prior to the Agreement Date, and prior to the date on which any Person becomes a Lender hereunder, and from time to time thereafter if required by Applicable Law due to a change in circumstances or if reasonably requested by the Borrower or the Administrative Agent (unless such Lender is unable to do so by reasons of change in Applicable
Law), each Lender organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Borrower with (i) an accurate and duly completed United States Internal Revenue Service Form 4224 or Form 1001, as the case may be, and Form W-8 or Form W-9, as the case may be, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying as to such Lender's entitlement to full exemption from United States withholding tax with respect to all payments to be made to such Lender hereunder or under any Note or other Loan Document, or, (ii) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (A) an accurate and duly completed United States Internal Revenue Service Form W-8, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying to such Lender's foreign status and
(B) a certificate certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to all payments hereunder or under any Note or other Loan Document. In the event that the Borrower withholds a portion of any payment hereunder or under any Note or other Loan Document in accordance with this Section 2.13, the Borrower shall provide evidence that such taxes of any nature whatsoever in respect of this Agreement, any Loan or any Note or other Loan Document shall have been paid to the appropriate taxing authorities by delivery to the Lender on whose account such payment was made of the official tax receipts or notarized copies of such receipts within thirty (30) days after payment of such tax. If the Borrower fails to make any such payment when due, the Borrower shall indemnify the Lenders for any incremental taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described above (other than if such failure is due to a change in Applicable Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification with respect to withholding taxes imposed by the United States and the Borrower shall be allowed to deduct from payments to such Lender hereunder and under any Note or other Loan Document, the amount of any such withholding taxes paid by the Borrower.

         Section 2.14  Letters of Credit.

                  (a) Subject to the terms and conditions hereof, the Issuing Bank, on behalf of the Lenders, and in reliance on the agreements of the Lenders set forth in Section 2.14(d) hereof, hereby agrees to issue one or more Letters of Credit up to an aggregate face amount equal to the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof; provided, however, that the Issuing Bank shall not issue any Letter of Credit unless the conditions precedent to the issuance thereof set forth in
Section 3.3 hereof have been
satisfied, and shall have no obligation to issue any Letter of Credit if any Default then exists or would be caused thereby or if, after giving effect to such issuance, the Available Revolving Loan Commitment would be less than zero; and provided further, however, that at no time shall the total Letter of Credit Obligations outstanding hereunder exceed $15,000,000.00. Each Letter of Credit shall (1) be denominated in United States dollars, and (2) expire no later than the earlier to occur of (A) the Revolving Loan Maturity Date or (B) 364-days after its date of issuance (but may contain provisions for automatic renewal; provided that no Default or Event of Default exists on the renewal date or would be caused by such renewal). Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and, to the extent not inconsistent therewith, the laws of the State of Georgia. The Issuing Bank shall not at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause the Issuing Bank to exceed any limits imposed by, any Applicable Law. If a Letter of Credit provides that it is automatically renewable unless notice is given by the Issuing Bank that it will not be renewed, the Issuing Bank shall not be bound to give a notice of non-renewal unless directed to do so by the Required Lenders at least sixty-five
(65) days prior to the then scheduled expiration date of such Letter of Credit.

                  (b) The Borrower may from time to time request the issuance of, and be provided with by the Issuing Bank, Letters of Credit. The Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank, not later than 12:00 noon (Atlanta, Georgia time) on the fifth (5th) Business Day preceding the date on which the requested Letter of Credit is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 3.3 hereof, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent following the issuance thereof. The Borrower shall pay or reimburse the Issuing Bank for normal and customary costs and expenses incurred by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.

                  (c) At such time as the Administrative Agent shall be notified by the Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Borrower and each Lender, by telephone or telecopy, of the amount of the draw and, in the case of each Lender, such Lender's portion of such draw amount as calculated in accordance with its Revolving Loan Commitment Ratio.

                  (d) The Borrower hereby agrees to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under a Letter of Credit issued at the Borrower's request. In order to facilitate such repayment, the Borrower hereby irrevocably requests the Lenders having a Revolving Loan Commitment, and such Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Section 3.3 hereof with respect to conditions precedent to Advances hereunder), with respect to any drawing under a Letter of Credit prior to the occurrence of an event described in Sections 8.1(f) or (g) hereof, to make an Advance (which Advance may be a LIBOR Advance if the Borrower so requests in a timely manner or may be converted to a LIBOR Advance as provided in the Loan Agreement) to the Borrower on each day on which a draw is made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Lender having a Revolving Loan Commitment shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Article 2 hereof and its Revolving Loan Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an event described in Sections 8.1
(f) or (g) hereof) then exists or would be caused thereby. If at any time that any Letters of Credit are outstanding, any of the events described in Sections
8.1 (f) or (g) hereof shall have occurred and be continuing, then each Lender having a Revolving Loan Commitment shall, automatically upon the occurrence of any such event and without any action on the part of the Issuing Bank, the Borrower, the Administrative Agent or such Lender, be deemed to have purchased an undivided participation in the face amount of all Letters of Credit then outstanding in an amount equal to such Lender's Revolving Loan Commitment Ratio, and each Lender having a Revolving Loan Commitment shall, notwithstanding such Default or Event of Default, upon a drawing under any Letter of Credit, immediately pay to the Administrative Agent for the account of the Issuing Bank, in immediately available funds, the amount of such Lender's participation (and the Issuing Bank shall deliver to such Lender a loan participation certificate dated the date of the occurrence of such event and in the amount of such Lender's Revolving Loan Commitment Ratio). The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this Section 2.14(d) shall be subject to the terms and conditions of Article 2 hereof. The obligation of each Lender having a Revolving Loan Commitment to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.14 shall be absolute and unconditional and no such Lender shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason. The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the other Lenders. Any overdue amounts payable by the Lenders having a Revolving Loan Commitment to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, at the Federal Funds Rate.

                  (e) The Borrower agrees that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of the Issuing Bank, shall be binding on the Borrower as between the Borrower and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrower. The obligation of the Borrower to reimburse the Lenders for Advances made to reimburse the Issuing Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of any
Loan Document;

                           (ii) any amendment or waiver of or consent to any
departure from any or all of the Loan Documents;

                           (iii)  any improper use which may be made of any
Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;

                           (iv)   the existence of any claim, set-off, defense
or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Lender (other than the defense of payment to such Lender in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement or any other Loan Document, or any unrelated transaction;

                           (v)    any statement or any other documents presented
under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vi)   the insolvency of any Person issuing any
documents in connection with any Letter of Credit;

                           (vii)  any breach of any agreement between the
Borrower and any beneficiary or transferee of any Letter of Credit, provided that the same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                           (viii) any irregularity in the transaction with
respect to which any Letter of Credit is issued, including, without limitation, any fraud by the beneficiary or any transferee of such Letter of Credit, provided that the same shall not be the result of the gross negligence or willful misconduct of the Issuing Bank;

                           (ix)   any errors, omissions, interruptions or delays
in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code, provided that the same shall not be the result of the gross negligence or willful misconduct of the Issuing Bank;

                           (x)    any act, error, neglect, default, omission,
insolvency or failure of business of any of the correspondents of the Issuing Bank, provided that the same shall not have constituted the gross negligence or willful misconduct of the Issuing Bank;

                           (xi)   any other circumstances arising from causes
beyond the control of the Issuing Bank;

                           (xii) payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank; and

                           (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct of the Issuing Bank.

                  (f) If any change in Applicable Law, any change in the interpretation or administration thereof, or any change in compliance with Applicable Law by the Issuing Bank or any Lender as a result of any official request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against Letters of Credit issued by the Issuing Bank or against participations by any other Lender in the Letters of Credit or (ii) impose on the Issuing Bank or any other Lender any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of the Issuing Bank or such Lender, as the case may be, is to increase the cost to the Issuing Bank or such Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by the Issuing Bank or such Lender to be material, and the designation of a different lending office will not avoid the need for additional compensation, then, on request by the Issuing Bank or such Lender, the Borrower shall pay, within ten (10) days after demand, the Issuing Bank or such Lender, as the case may be, such additional amount or amounts as the Issuing Bank or such Lender, as the case may be, so determines will compensate it for such increased costs. A certificate of the Issuing Bank or such Lender setting forth the amount, and in reasonable detail the basis for the Issuing Bank or such Lender's determination of such amount, to be paid to the Issuing Bank or such Lender by the Borrower as a result of any event referred to in this Section 2.14(f) shall, absent manifest error, be conclusive.

                  (g) Each Lender having a Revolving Loan Commitment shall be responsible for its pro rata share (based on such Lender's Revolving Loan Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including, without limitation, reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrower's or any guarantor's obligations to reimburse or otherwise. In the event the Borrower shall fail to pay such expenses of the Issuing Bank within ten (10) days after demand for payment by the Issuing Bank, each Lender having a Revolving Loan Commitment shall thereupon pay to the Issuing Bank its pro rata share (based on such Lender's Revolving Loan Commitment Ratio) of such expenses within five (5) days from the date of the Issuing Bank's notice to the Lenders having a Revolving Loan Commitment of the Borrower's failure to pay; provided, however, that if the Borrower or any guarantor shall thereafter pay such expense, the Issuing Bank will repay to each Lender having a Revolving Loan Commitment Ratio the amounts received from such Lender hereunder.

                  (h) The Borrower agrees that each Advance by the Lenders having a Revolving Loan Commitment to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, be deemed to be an Advance under the Revolving Loan Commitment to the Borrower and shall be payable and bear interest in accordance with all other Loans to the Borrower.

                  (i) The Borrower will indemnify and hold harmless the Administrative Agent, the Issuing Bank and each other Lender and each of their respective employees, representatives, officers and directors from and against any and all claims, liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees, but excluding taxes) which may be imposed on, incurred by or asserted against the Administrative Agent, the Issuing Bank or any such other Lender in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrower shall not be liable to the Administrative Agent, the Issuing Bank or any such Lender for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, the Issuing Bank or such Lender, as the case may be, as determined by a non-appealable judicial order. This Section 2.14(i) shall survive termination of this Agreement.


                                    ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions Precedent to Effectiveness of Agreement. The obligation of the Lenders to undertake the Commitments and the effectiveness of this Agreement are subject to the prior or contemporaneous fulfillment of each of the following conditions:

                  (a) The Administrative Agent and the Lenders shall have received each of the following:

                           (i)   this Agreement duly executed;

                           (ii)  duly executed Notes;

                           (iii) duly executed Borrower Pledge Agreement;

                           (iv) duly executed Borrower Security Agreement, together with duly executed appropriate Uniform Commercial Code financing statement forms to the extent requested by the Administrative Agent;

                           (v)   duly executed Subsidiary Guaranties;

                           (vi)  duly executed Subsidiary Pledge Agreements;

                           (vii) duly executed (A) Assignments of General Partner Interests and (B) Assignments of Limited Partner Interests, each together with duly executed appropriate Uniform Commercial Code financing statement forms to the extent requested by the Administrative Agent;

                           (viii) duly executed Subsidiary Security Agreements, together with duly executed appropriate Uniform Commercial Code financing statement forms to the extent requested by the Administrative Agent;

                           (ix) duly executed Mortgages, or confirmations thereof, with respect to the Real Property of the Borrower and its Subsidiaries, including, without limitation, the Real Property acquired in the Texas Acquisition, together with duly executed appropriate Uniform Commercial Code financing statement forms, appropriate surveys and title insurance to the extent requested by the Administrative Agent;

                           (x) the loan certificate of the Borrower dated as of the Agreement Date, in substantially the form attached hereto as Exhibit K-1, including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items:
         (A) a true, complete and correct copy of the Articles of Incorporation of the Borrower as in effect on the Agreement Date, (B) a true, complete and correct copy of the By-laws of the Borrower as in effect on the Agreement Date, (C) certificates of good standing for the Borrower issued by the Secretary of State or similar state official for the state of incorporation of the Borrower and for each state in which the Borrower is required to qualify to do business, (D) a true, complete and correct copy of the corporate resolutions of the Borrower authorizing the Borrower to execute, deliver and perform this Agreement and the other Loan Documents and (E) a true, complete and correct copy of any shareholders' agreements or voting agreements in effect with respect to the Ownership Interests of the Borrower;

                           (xi) a loan certificate of each Subsidiary of the Borrower (including all License Subs existing as of the Agreement Date) dated as of the Agreement Date, in substantially the form attached hereto as Exhibit K-2, including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Articles or Certificate of Incorporation or Formation of such Person as in effect on the Agreement Date, (B) a true, complete and correct copy of the By-laws or Operating Agreement of such Person as in effect on the Agreement Date, (C) certificates of good standing for such Person issued by the Secretary of State or similar state official for the state of incorporation or formation of such Person and for each state in which such Person is required to qualify to do business, (D) a true, complete and correct copy of the resolutions of such Person (or another appropriate Person) authorizing such Person to execute, deliver and perform the Loan Documents to which it is a party and (E) a true, complete and correct copy of any shareholders' agreements or voting agreements in effect with respect to the Ownership Interests of such Person;

                           (xii) copies of insurance binders or certificates covering the assets of the Borrower and its Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof;

                           (xiii) legal opinions of (A) Heyman & Sizemore, corporate counsel to the Borrower and its Subsidiaries, and (B) Venable, Baetjer, Howard and Civiletti LLP, FCC counsel, to the Borrower and its Subsidiaries, addressed to each Lender and the Administrative Agent and dated as of the Agreement Date which shall be in form and substance acceptable to the Administrative Agent;

                           (xiv) duly executed Certificate of Financial Condition for the Borrower and its Subsidiaries on a consolidated basis;

                           (xv) copies of the financial statements of the Borrower and its Subsidiaries and with respect to the Texas Acquisition for the period ended June 30, 1999, certified by the chief financial officer of the Borrower;

                           (xvi) financial projections and calculations after giving effect to the Texas Acquisition, in form and substance satisfactory to the Administrative Agent and the Lenders, specifically demonstrating (x) the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10, 7.11., 7.12, 7.13 and 7.14 hereof, (y) the sources and uses of funds for the Texas Acquisitions and (z) the Borrower's ability to meet its repayment obligations hereunder through the Maturity Date;

                           (xvii) Uniform Commercial Code lien, tax and judgment search results with respect to the Borrower and its Subsidiaries and the properties and Persons involved in the Texas Acquisition;

                           (xviii) evidence satisfactory to the Administrative Agent and the Lenders that there is no outstanding Indebtedness secured by, or Liens on, any of the assets and properties to be acquired in the Texas Acquisition other than Permitted Liens;

                           (xix) delivery to the Administrative Agent of all possessory collateral, including, without limitation, any pledged notes or pledged stock, together with the undated stock powers endorsed in blank, as applicable; and

                           (xx)    all such other documents as the
         Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

                  (b) The Administrative Agent and the Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, including, without limitation, all necessary consents to the closing of this Agreement and the Texas Acquisition, to the execution, delivery and performance of this Agreement and the other Loan Documents and to the granting of Liens in all Operating Agreements and other material contracts and leases of the Borrower and its Subsidiaries, each of which shall be in form and substance satisfactory to the Administrative Agent, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Administrative Agent and the Lenders shall have received a certificate of an Authorized Signatory so stating.

                  (c) The Borrower shall certify to the Administrative Agent and the Lenders that each of the representations and warranties in Article 4 hereof and each other Loan Document are true and correct as of the Agreement Date and that no Default or Event of Default then exists or is continuing or will be caused by the Texas Acquisition.

                  (d) (i) There shall not exist as of the Agreement Date any action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Borrower, any of its Subsidiaries, any of their respective properties or the transactions contemplated hereby, and (ii) no event shall have occurred and no condition exist, in each case, which, in the reasonable judgment of the Required Lenders, has had or could be expected to have a Materially Adverse Effect.

                  (e) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Texas Acquisition has been consummated on substantially the terms set forth in the Texas Acquisition Agreement.

                  (f) The Borrower shall have paid to the Administrative Agent for the account of each Lender the fees, expenses and other amounts due as set forth in those letter agreements dated the Agreement Date in favor of each Lender.

         Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make, Convert or Continue each Advance on or after the Agreement Date is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                  (a) All of the representations and warranties of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance (except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to a specific prior date), shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby.

                  (b) With respect to Advances which, if funded, would increase the aggregate principal amount of the Loans outstanding hereunder, the Administrative Agent shall have received a duly executed Request for Advance.

                  (c) The Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel (if such Advance is in connection with an Acquisition) or other documents as the Administrative Agent or any Lender may reasonably request.

                  (d) With respect to any Advance relating to any Acquisition or the formation of any Subsidiary which is permitted hereunder, the Administrative Agent and the Lenders shall have received certified documents and instruments relating to such Acquisition or such formation of a new Subsidiary as are described in Section 5.13 hereof or otherwise required herein.

                  (e) (i) There shall not exist any action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Borrower, any of its Subsidiaries, any of their respective properties or the transactions contemplated hereby, and (ii) no event shall have occurred and no condition exist, in each case, which, in the reasonable judgment of the Required Lenders, has had or could be expected to have a Materially Adverse Effect.

                  (f) On the date of such Advance, after giving effect to the Advance requested, the Borrower shall be in compliance on a pro forma basis with the covenants set forth in Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof and that no Default or Event of Default shall be caused hereunder by such Advance.

         The acceptance of proceeds of any Advance which would increase the aggregate principal amount of Loans outstanding shall be deemed to be a representation and warranty by the Borrower as to compliance with this Section
3.2 on the date any such Loan is made.

                  Section 3.3 Conditions Precedent to Issuance of Letters of Credit. The obligation of the Issuing Bank to issue each Letter of Credit hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such issuance:

                  (a) All of the representations and warranties of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance (except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to a specific prior date), shall be true and correct at such time in all material respects, both before and after giving effect to the issuance of the Letter of Credit, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

                  (b) The Administrative Agent shall have received a duly executed Request for Issuance of Letter of Credit;

                  (c) The Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel (if such Letter of Credit is in connection with an Acquisition) or other documents as the Administrative Agent or any Lender may reasonably request;

                  (d) (i) There shall not exist any action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Borrower, any of its Subsidiaries, any of their respective properties or the transactions contemplated hereby, and (ii) no event shall have occurred and no condition exist, in each case, which, in the reasonable judgment of the Required Lenders, has had or could be expected to have a Materially Adverse Effect.

                  (e) On the date of issuance of such Letter of Credit, after giving effect to the Letter of Credit requested, the Borrower shall be in compliance on a pro forma basis with the covenants set forth in Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 of this Agreement and that no Default or Event of Default shall be caused hereunder by such Letter of Credit.


                                    ARTICLE 4

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby agrees, represents and warrants, upon the Agreement Date, in favor of the Administrative Agent and each Lender, that:

                  (a) Organization; Ownership; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Borrower has the corporate power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. Each Subsidiary of the Borrower is a Person duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and has the power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. The Borrower and its Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except where failure to be so qualified, in the aggregate, could not reasonably be expected to have a Materially Adverse Effect.

                  (b) Authorization; Enforceability. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder, and the Borrower has the corporate power and has taken all necessary corporate action to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is party is, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

                  (c) Subsidiaries: Authorization; Enforceability. The Borrower's Subsidiaries, and the Borrower's direct and indirect ownership thereof as of the Agreement Date, are as set forth on Schedule 4 attached hereto, and the Borrower has the unrestricted right to vote the issued and outstanding Ownership Interests of the Subsidiaries shown thereon; such Ownership Interests of such Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Subsidiary of the Borrower has the power and has taken all necessary action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject, as enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity. The Borrower's ownership interest in each of its Subsidiaries represents a direct or indirect controlling interest of such Subsidiary for purposes of directing or causing the direction of the management and policies of each Subsidiary.

                  (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance, in accordance with their respective terms, by the Borrower of this Agreement and the Notes, and by the Borrower and its Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting the Borrower or any of its Subsidiaries, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or partnership agreements or operating agreements or trust agreements, as the case may be, as amended, of the Borrower or of any of its Subsidiaries, or under any material Operating Agreement, or any other material indenture, agreement, or other instrument, to which the Borrower or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound, including, without limitation, the Subordinated Note Indenture, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except for Permitted Liens.

                  (e) Business. The Borrower, together with its Subsidiaries, is engaged in the business of owning and operating the Stations, Newspapers, the Porta-Phone Page Business, the Satellite Broadcasting Business and other media-related businesses.

                  (f) Licenses; Operating Agreements.

                      (i) Each of the Borrower and its Subsidiaries has all requisite power and authority, material Operating Agreements and Licenses to own and operate its properties and to carry on its businesses as now conducted and as proposed to be conducted. Schedule 3 annexed hereto, as it may be supplemented, correctly describes each of the Stations, the Newspapers, the Porta-Phone Page Business and the Satellite Broadcasting Business and sets forth all of the material Operating Agreements and Licenses of the Borrower and its Subsidiaries and correctly sets forth the termination date, if any, of each such Operating Agreements and License. A true, correct and complete copy of each material Operating Agreement and License has been made available to the Administrative Agent. Each material Operating Agreement and License was duly and validly issued pursuant to procedures which comply in all material respects with all requirements of Applicable Law. As of the Agreement Date and at all times thereafter, the Borrower and its Subsidiaries have the right to use all material Licenses required in the ordinary course of business for all Stations, the Newspapers, the Porta-Phone Paging Business and the Satellite Broadcasting Business, and each such License is in full force and effect. Each of the Borrower and it Subsidiaries has taken all material actions and performed all of its material obligations that are necessary to maintain all material Licenses without adverse modification or impairment. Except as shown on
         Schedule 3, no event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of or any order of forfeiture with respect to, any material License or (ii) materially and adversely affects or could reasonably be expected in the future to materially adversely affect any of the rights of the Borrower or any of its Subsidiaries thereunder. Except as set forth on Schedule 3, each FCC License is held by a License Sub. Except as set forth in Schedule 3, none of the FCC Licenses requires that any present stockholder, director, officer or employee of the Borrower or any of its Subsidiaries remain a stockholder or employee of such Person, or that any transfer of control of such Person must be approved by any public or governmental body other than the FCC.

                      (ii) Except as shown on Schedule 3, neither the Borrower nor any of its Subsidiaries is a party to or has knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceedings (other than proceedings relating to the radio or television industries generally) which could in any manner materially threaten or adversely affect the validity or continued effectiveness of the Licenses of any such Person. Neither the Borrower nor any of its Subsidiaries has any reason to believe that any material Licenses listed and described in Schedule 3 will not be renewed in the ordinary course. Each of the Borrower and its Subsidiaries, as applicable, (a) has duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communication Act or pursuant to FCC Regulations or requests of any regulatory body having jurisdiction over any of its Licenses, (b) has submitted to the FCC on a timely basis all required equal employment opportunity reports, and (c) is in compliance in all material respects with the Communications Act, including all FCC Regulations relating to the broadcast of television signals, all FCC Regulations concerning the limits on the duration of advertising in children's programming and the record keeping obligations relating to such advertising, the Children's Television Act and all FCC Regulations promulgated thereunder and all equal employment opportunity-related FCC Regulations. The Borrower and its Subsidiaries maintain appropriate public files at the Stations, the Porta-Phone Paging Business and the Satellite Broadcasting Business in a manner that complies in all material respects with all FCC Regulations.

                      (iii) The Ownership Reports filed by the Borrower and its Subsidiaries with the FCC are true, correct and complete in all material respects and there have been no changes in the ownership of the Borrower or any Subsidiary of the Borrower since the filing of such Ownership Reports other than as described in information filed with the FCC and made available for examination by the Administrative Agent.

                  (g) Compliance with Law. The Borrower and its Subsidiaries are in compliance with all Applicable Law, except where the failure to be in compliance would not individually or in the aggregate have a Materially Adverse Effect.

                  (h) Title to Assets. The Borrower and its Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all of their respective material assets. None of the properties or assets of the Borrower or any of its Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names the Borrower or any of its Subsidiaries as debtor or which covers or purports to cover any of the assets of the Borrower or any of its Subsidiaries is currently effective and on file in any state or other jurisdiction, and neither the Borrower nor any of its Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

                  (i) Litigation. Except as set forth on Schedule 5 hereto, there is no action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any other manner relating adversely to, the Borrower or any of its Subsidiaries or any of their respective properties, including, without limitation, the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body which could reasonably be expected to have a Materially Adverse Effect. No action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to the Borrower or any of its Subsidiaries, would have a Materially Adverse Effect.

                  (j) Taxes. All federal, state and other tax returns of the Borrower, each of its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or by any of its Subsidiaries or imposed upon the Borrower or any of its Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (A) the payment of which the Borrower or any of its Subsidiaries is diligently contesting in good faith by appropriate proceedings, (B) for which adequate reserves have been provided on the books of the Borrower or the Subsidiary of the Borrower involved, and (C) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced, or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of taxes are, in the reasonable judgment of the Borrower, adequate.

                  (k) Financial Statements; Projections.

                      (i) The Borrower has furnished or caused to be furnished to the Administrative Agent and the Lenders a Form 10-K for the Borrower and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1998, audited financial statements for the fiscal year ended December 31, 1998 and unaudited for the quarter ended June 30, 1999 and the month ended July 31, 1999, which, together with other financial statements furnished to the Lenders subsequent to the Agreement Date have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrower and its Subsidiaries on a consolidated and consolidating basis, as the case may be, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). None of the Borrower or any of its Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements most recently delivered on the Agreement Date or pursuant to Section 6.1, 6.2 or 6.3 hereof, and there are no material unrealized losses of the Borrower and its Subsidiaries taken as a whole and no material anticipated losses of the Borrower and its Subsidiaries taken as a whole other than those which have been previously disclosed in writing to the Administrative Agent and the Lenders and identified as such.

                      (ii) The Borrower has delivered to the Administrative Agent and the Lenders projections for fiscal years 1999 through 2005. Such projections assume the consummation of the transactions contemplated in the Texas Acquisition Agreement, were prepared by the Borrower in good faith on the basis of assumptions the Borrower believes were reasonable in light of the conditions existing at the time of preparation thereof and remain reasonable as of the date hereof, and as of the date hereof no facts which are known to the Borrower which the Borrower believes would cause a material adverse change in such projections.

                  (l) No Material Adverse Change. There has occurred no event since December 31, 1998 which has or which could reasonably be expected to have a Materially Adverse Effect.

                  (m) ERISA. The Borrower and each of its Subsidiaries and each of their respective Plans are in material compliance with ERISA and the Code, and neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any material accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. Neither the Borrower nor any of its Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in the Borrower's employee handbook and memoranda to employees. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in
Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower or any of its Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

                  (n) Compliance with Regulations T, U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and neither the Borrower nor any of its Subsidiaries owns or presently intends to acquire, any "margin security" or "margin stock" (the "margin stock") as defined in Regulations T, U, and X (12 C.F.R. Parts 220, 221 and 224) of the Board of Governors of the Federal Reserve System (the "Fed Regulations"). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulations. The Borrower has not taken, caused or authorized to be taken, and will not take any action which might cause this Agreement or the Notes to violate any Fed Regulation or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrower will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Forms G-3 and/or U-1 referred to in Regulation U of said Board of Governors and (ii) other documents evidencing its compliance with the margin regulations, reasonably requested by the Administrative Agent. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of any Fed Regulation.

                  (o) Investment Company Act. Neither the Borrower nor any of its Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower and its Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

                  (p) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document, other than filing of appropriate Uniform Commercial Code financing statements and mortgages.

                  (q) Absence of Default, Etc. The Borrower and its Subsidiaries are in material compliance in all respects with all of the provisions of their respective partnership agreements, operating agreements, certificates or articles of incorporation and by-laws, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument relating to Indebtedness of the Borrower or any of its Subsidiaries in the amount of $1,000,000.00 or more in the aggregate, any material license, or any judgment, decree or order to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected.

                  (r) Accuracy and Completeness of Information. All information, reports, prospectuses and other papers and data relating to the Borrower or any of its Subsidiaries and furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders, taken as a whole, were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable and attainable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

                  (s) Agreements with Affiliates. Except for agreements or arrangements with Affiliates wherein the Borrower or one or more of its Subsidiaries provides services to such Affiliates for fair consideration or which are set forth on Schedule 6 attached hereto, neither the Borrower nor any of its Subsidiaries has (i) any written agreements or binding arrangements of any kind with any Affiliate or (ii) any management or consulting agreements of any kind with any Affiliate.

                  (t) Payment of Wages. The Borrower and each of its Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and to the knowledge of the Borrower and each of its Subsidiaries, such Persons have paid all minimum and overtime wages required by law to be paid to their respective employees.

                  (u) Priority. The Security Interest is a valid and perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Lenders, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any of its Subsidiaries, as the case may be).

                  (v) Indebtedness. Except as described on Schedule 7 attached hereto none of the Borrower nor any of its Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advances hereunder on the Agreement Date, any Indebtedness.

                  (w) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents (i) the property of the Borrower, at a fair valuation, will exceed its debt; (ii) the capital of the Parent and the Borrower will not be unreasonably small to conduct its business;
(iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrower will be greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section 4.1(w), "debt" means any liability on a claim, and "claim" means (i) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

                  (x) Patents, Trademarks, Franchises, etc. The Borrower and each of its Subsidiaries owns, possesses, or has the right to use all necessary patents, trademarks, trademark rights, trade names, trade name rights, service marks, copyrights and franchises, and rights with respect thereof, necessary to conduct its respective business as now conducted, without known conflict with any patent, trademark, trade name, service mark, franchise, or copyright of any other Person, and in each case, subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement, or option. All such patents, trademarks, trademark rights, trade names, trade name rights, service marks, copyrights, and franchises are listed as of the Agreement Date on Schedule 8 attached hereto and are in full force and effect, the holder thereof is in full compliance in all material respects with all of the provisions thereof, and no such asset or agreement is subject to any pending or, to the best of the Borrower's knowledge, threatened attack or revocation.

                  (y) Collective Bargaining. None of the employees of the Borrower or any of its Subsidiaries is a party to any collective bargaining agreement with the Parent, the Borrower or any of its Subsidiaries except as set forth on Schedule 9 attached hereto, and, to the best knowledge of the Borrower and its officers, there are no material grievances, disputes, or controversies with any union or any other organization of the employees of the Borrower or any of its Subsidiaries or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or other organization except as set forth on Schedule 9 attached hereto.

                  (z) Year 2000 Compliance. The Borrower has (i) initiated a review and assessment of all areas within the Borrower's and each of its Subsidiaries' respective business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and
(iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to the Borrower's or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before, on and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

                  (aa) Environmental Protection.

                       (i) Except as set forth in Schedule 10 attached hereto, neither the Borrower nor any of its Subsidiaries nor any of their respective Real Property or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (A) any Environmental Law, (B) any Environmental Claim or (C) any Hazardous Materials Activity;

                       (ii) Neither the Borrower nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental

         Response, Compensation and Liability Act (42 U.S.C. ss. 9604) or any comparable state law.

                        (iii) There are no and, to the Borrower's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Materially Adverse Effect;

                        (iv)  Neither the Borrower nor any of its
         Subsidiaries, nor, to the Borrower's knowledge, any predecessor of the Borrower or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials on any Real Property, and neither the Borrower nor any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste (other than Hazardous Materials used in the ordinary course of business, the use of which is immaterial and not reasonably likely to materially adversely affect the Real Property or have a Materially Adverse Effect), as defined under 40 C.F.R. Parts 260-270 or any state equivalent; and

                        (v) Compliance with all current requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Materially Adverse Effect.

         Notwithstanding anything in this Section 4.1(aa) to the contrary, no event or condition has occurred or is occurring with respect to the Borrower or any of its Subsidiaries relating to any Environmental Law, any release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had or could reasonably be expected to have a Materially Adverse Effect.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct in all material respects, at and as of the Agreement Date and on the date of the making, Continuation or Conversion of each Advance or issuance of Letter of Credit, except to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Lenders and the Administrative Agent, any investigation or inquiry by any Lender or the Administrative Agent, or the making, Continuation or Conversion of any Advance under this Agreement.

                                    ARTICLE 5

                                General Covenants

         So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Required Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

         Section 5.1 Preservation of Existence and Similar Matters. Except as permitted under Section 7.4 hereof, the Borrower will, and will cause each of its Subsidiaries to:

                  (a) preserve and maintain its existence, and its material rights, franchises, Licenses and privileges; and

                  (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for such failure to so qualify and be so authorized as could not reasonably be expected to have a Materially Adverse Effect.

         Section 5.2 Business; Compliance with Applicable Law. The Borrower will, and will cause each of its Subsidiaries to, (a) engage in the business of owning and operating Stations, Newspapers, the Porta-Phone Paging Business, the Satellite Broadcasting Business and other media-related businesses, and (b) comply in all material respects with the requirements of all Applicable Law.

         Section 5.3 Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

         Section 5.4 Accounting Methods and Financial Records. The Borrower will, and will cause each of its Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep accurate and complete records of their respective properties and assets. The Borrower and its Subsidiaries will maintain a fiscal year ending on December 31st.

         Section 5.5 Insurance. The Borrower will, and will cause each of its Subsidiaries to:

                 (a) maintain insurance, including, without limitation, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrower and each of its Subsidiaries as is prudent for similarly situated companies engaged in the television or satellite broadcast, portable telephone paging, newspaper or other media related industry, as applicable, and as is reasonably acceptable to the Administrative Agent;

                  (b) keep their respective assets insured by insurers on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for companies in similarly situated industries and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrower and its Subsidiaries; and

                  (c) require that each insurance policy provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Administrative Agent as additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

         In addition to the foregoing, in the event that any insurer distributes insurance proceeds, a condemnation award, or any other disbursement in connection with any of the foregoing insurance policies, the Administrative Agent is authorized to collect such distribution and, if received by the Borrower or any of its Subsidiaries, such distribution shall be paid over to the Administrative Agent; provided that all such proceeds shall be paid over to the Borrower unless an Event of Default has occurred and is continuing. Any such distribution shall be applied to prepay the Loans as set forth in Section 2.7(b)(iii) hereof.

         Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; provided, however, except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower will, and will cause each of its Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

         Section 5.7  Compliance with ERISA.

                  (a) The Borrower will, and will cause its Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of
Section 412(a) of the Code, whether or not waived, and will otherwise comply with the requirements of the Code and ERISA with respect to the operation of all Plans, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

                  (b) The Borrower will furnish to Administrative Agent (i) within thirty (30) days after any officer of the Borrower obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any material Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than the Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to the Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice the Parent, the Borrower, any of its Subsidiaries or any of its ERISA Affiliates or the sponsor of any Plan receives from PBGC, or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by the Borrower or any of its ERISA Affiliates, including the Subsidiaries, and (iv) promptly upon the Administrative Agent's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.

                  (c) The Borrower will promptly notify the Administrative Agent of any excise taxes which have been assessed or which the Borrower, any of its Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against the Borrower, any of its Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                  (d) Within the time required for notice to the PBGC under
Section 302(f)(4)(A) of ERISA, the Borrower will notify the Administrative Agent of any lien arising under Section 302(f) of ERISA in favor of any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                  (e) The Borrower will not, and will not permit any of its Subsidiaries or any of its ERISA Affiliates to take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject the Parent, the Borrower, any of its Subsidiaries, or any of its ERISA Affiliates to any tax, penalty, or other liabilities which could have a Materially Adverse Effect:

                      (i) engage in any transaction in connection with which the Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

                      (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

                           (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

                           (iv) permit the present value of all benefit liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with Section 412 of the Code.

         Section 5.8 Visits and Inspections. The Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Administrative Agent and any of the Lenders, prior to the occurrence of an Event of Default upon reasonable notice and at any time upon the occurrence and during the continuance of an Event of Default, to (i) visit and inspect the properties of the Borrower or any of its Subsidiaries during business hours, (ii) inspect and make extracts from and copies of their respective books and records, and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrower and each of its Subsidiaries will also permit representatives of the Administrative Agent and any of the Lenders to discuss with their respective accountants the Borrower's and its Subsidiaries' businesses, assets, liabilities, financial positions, results of operations and business prospects.

         Section 5.9 Payment of Indebtedness; Loans. Subject to any provisions herein or in any other Loan Document, the Borrower will, and will cause each of its Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

         Section 5.10 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances under the Loans directly or indirectly: (a) to refinance Indebtedness under the Prior Loan Agreement; (b) to finance the Texas Acquisition; and (c) to the extent permitted hereunder, for working capital needs, Capital Expenditures, Acquisitions, Investments, Restricted Payments, Restricted Purchases and other general corporate purposes of the Borrower and its Subsidiaries which do not otherwise conflict with this Section 5.10 (including, without limitation, the payment of the fees and expenses incurred in connection with the execution and delivery of this Agreement). No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of the Fed Regulations.

         Section 5.11 Indemnity. The Borrower, for itself and on behalf of each of its Subsidiaries, agrees to indemnify and hold harmless each Lender, the Administrative Agent, and each of their respective affiliates, employees, representatives, shareholders, officers and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, obligations, judgments, suits, liabilities, losses, damages, penalties, actions, reasonable attorneys' fees and expenses and demands by any party, including, without limitation, the costs of investigating and defending such claims, whether or not the Borrower, any Subsidiary of the Borrower or the Person seeking indemnification is the prevailing party: (a) resulting from any breach or alleged breach by the Borrower or any Subsidiary of the Borrower of any representation or warranty made under any Loan Document; or (b) otherwise arising out of (i) the Commitments, the Loans or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Loans hereunder in any fashion by the Borrower or the performance of their respective obligations under the Loan Documents by the Borrower or any of its Subsidiaries, (ii) allegations of any participation by the Lenders and the Administrative Agent, or any of them, in the affairs of the Borrower or any of its Subsidiaries, or allegations that any of them has any joint liability with the Borrower or any of its Subsidiaries for any reason, (iii) any claims against the Lenders and the Administrative Agent, or any of them, by any shareholder or other investor in or lender to the Borrower or any of its Subsidiaries, by any brokers or finders or investment advisers or investment bankers retained by the Borrower or by any other third party, arising out of the Commitments or otherwise under this Agreement; or (c) in connection with taxes (not including federal or state income or franchise taxes or other taxes based solely upon the revenues or income of such Persons), fees and other charges payable in connection with the Loans, or the execution, delivery and enforcement of this Agreement, the Security Documents, the other Loan Documents and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non-appealable judicial order. The obligations of the Borrower under this Section 5.11 are in addition to, and shall not otherwise limit, any liabilities which the Borrower might otherwise have in connection with any warranties or similar obligations of the Borrower in any other Loan Document.

         Section 5.12 Interest Rate Hedging. Within sixty (60) days immediately following the Agreement Date, and at all times thereafter, the Borrower shall at all times maintain one (1) or more Interest Rate Hedge Agreements, or otherwise fix the interest rate, with respect to the Borrower's interest obligations on an aggregate principal amount of not less than fifty percent (50%) of Total Debt outstanding from time to time as determined in a manner satisfactory to the Administrative Agent. Such Interest Rate Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for a period averaging at least eighteen (18) months from the date of such Interest Rate Hedge Agreements across all such Interest Rate Hedge Agreements or, if earlier, until the Maturity Date on terms acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Rate Hedge Agreement. All Obligations of the Borrower to the Administrative Agent or any of the Lenders or any of their Affiliates pursuant to any Interest Rate Hedge Agreement permitted hereunder and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations; and any Interest Rate Hedge Agreement between the Borrower and any other Person shall be unsecured.

         Section 5.13 Covenants Regarding Formation of Subsidiaries and Acquisitions; Partnership, Subsidiaries. At the time of (i) any Acquisition permitted hereunder, (ii) the purchase by the Borrower or any of its Subsidiaries of any interests in any Subsidiary of the Borrower, or (iii) the formation of any new Subsidiary of the Borrower or any of its Subsidiaries which is permitted under this Agreement, the Borrower will, and will cause its Subsidiaries, as appropriate, to: (a) provide to the Administrative Agent an executed Subsidiary Security Agreement for any new Subsidiary, together with appropriate Uniform Commercial Code financing statements, as well as an executed Subsidiary Guaranty for such new Subsidiary, which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Subsidiary, substantially in the form of Exhibit K-2 attached hereto, together with appropriate attachments; (b) pledge to the Administrative Agent all of the Ownership Interests of such Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of its Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower Pledge Agreement, or a new Subsidiary Pledge Agreement and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; (c) with respect to any Real Property acquired or owned by any new Subsidiary, provide to the Administrative Agent a Mortgage, title insurance policy, Phase I environmental audit or such other documentation reasonably satisfactory to the Administrative Agent, which in its reasonable opinion is appropriate with respect thereto; and (d) provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the chief financial officer of the Borrower, together with a statement by such Person that no Default or Event of Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, which are satisfactory to the Administrative Agent and which in its opinion is appropriate with respect to such Acquisition or formation. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement.

         Section 5.14 Payment of Wages. The Borrower will, and will cause each of its Subsidiaries to, at all times comply in all material respects, with the material requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

         Section 5.15 Further Assurances. The Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any acts or failure to act by the Borrower or any of the its Subsidiaries or any employee or officer thereof. The Borrower, at its expense, will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower and its Subsidiaries in the Loan Documents, including, without limitation, this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan

Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith and as may be reasonably requested.

         Section 5.16 License Subs. At the time of any Acquisition permitted hereunder, the Borrower shall cause each of the FCC Licenses being acquired by the Borrower or any of its Subsidiaries to be transferred to one or more License Subs, each of which License Subs shall have as its sole asset or assets the FCC Licenses of the Borrower or any of its Subsidiaries and a management agreement with the Borrower and such of its Subsidiaries subject to such FCC License or FCC Licenses, such that from and after such applicable date neither the Borrower nor its Subsidiaries (other than License Subs) shall hold any FCC Licenses other than through one or more duly created and existing License Subs. The Borrower shall not permit the License Subs to have any business activities, operations, assets, Indebtedness, Guaranties or Liens (other than holding FCC Licenses and owning the Ownership Interests of other License Subs, and other than pursuant to a Subsidiary Guaranty and Subsidiary Security Agreement issued in connection herewith or any agreement referred to in the preceding sentence). Promptly after the transfer of the FCC Licenses to the License Subs, the Borrower shall provide to the Administrative Agent copies of any required consents to such transfer from the FCC and any other governmental authority, together with a certificate of an Authorized Signatory stating that all Necessary Authorizations relating to such transfer have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.

         Section 5.17 Year 2000 Compliance. The Borrower will, and will cause each of its Subsidiaries to, promptly notify the Administrative Agent in the event that the Borrower or any of its Subsidiaries discovers or determines that any computer application (including those of its suppliers, vendors, and customers) that is material to the Borrower's or any of its Subsidiaries' businesses and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Materially Adverse Effect.

         Section 5.18 Maintenance of Network Affiliations; Operating Agreements. The Borrower will, and will cause each of its Subsidiaries to, maintain a network affiliation with ABC, CBS, NBC, FOX or other network reasonably satisfactory to the Required Lenders at all times for each Station. The Borrower will, and will cause each of its Subsidiaries to maintain, and not breach or violate, any and all Operating Agreements and other material contracts and rights necessary to operate the Stations, the Newspapers, the Porta-Phone Paging Business, the Satellite Broadcasting Business and its other media-related businesses in all material respects.

         Section 5.19 Ownership Reports. The Borrower will file Ownership Reports for any Station acquired after the Agreement Date (reflecting such Acquisition by the Borrower) with the FCC within thirty (30) days after the date of the consummation of such Acquisition.

         Section 5.20  Environmental Compliance and Indemnity.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all Environmental Laws, including, without limitation, all Environmental

Laws in jurisdictions in which the Borrower or any of its Subsidiaries owns or operates a facility or site, arranges for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts for transport any Hazardous Materials, solid wastes or other wastes or holds any interest in Real Property or otherwise. Neither the Borrower nor any of its Subsidiaries shall cause or allow the release of Hazardous Materials, solid waste or other wastes on, under or to any Real Property in which the Borrower or such Subsidiary holds any interest or performs any of its operations, in material violation of any Environmental Law. The Borrower shall notify the Lenders promptly after its receipt of notice thereof, of any Environmental Claim which the Borrower receives involving any potential or actual material liability of the Borrower or any of its Subsidiaries arising in connection with any noncompliance with or violation of the requirements of any Environmental Law or a material Release or threatened Release of any Hazardous Materials, solid waste or other waste into the environment. The Borrower shall promptly notify the Lenders (i) of any material release of Hazardous Material on, under or from the Real Property in which the Borrower or any of its Subsidiaries holds or has held an interest, upon the Borrower's learning thereof by receipt of notice that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of such Release or that the Borrower or such Subsidiary has been identified as potentially responsible for, or is subject to investigation by any governmental authority relating to, such Release, and (ii) of the commencement or threat or any judicial or administrative proceeding alleging a violation of any Environmental Laws.

                  (b) If the Administrative Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Law by, or any liability arising thereunder of, the Borrower or any of its Subsidiaries or related to any real property owned, leased or operated by the Borrower or any of its Subsidiaries or real property adjacent to such Real Property, which violation or liability could reasonably be expected to have a Materially Adverse Effect, then the Borrower shall, upon request from the Administrative Agent, provide the Administrative Agent with such reports, certificates, engineering studies or other written material or data as the Administrative Agent may require so as to satisfy the Administrative Agent that the Borrower or such Subsidiary is in material compliance with all applicable Environmental Laws.

                  (c) The Borrower shall defend, indemnify and hold the Administrative Agent and the Lenders and their respective officers, directors, shareholders, employees, agents, affiliates, successors and assigns harmless from and against all costs, expenses, claims, demands, damages, penalties and liabilities of every kind or nature whatsoever incurred by them (including, without limitation, reasonable attorney fees and expenses) arising out of, resulting from or relating to (i) the noncompliance of the Borrower, any of its Subsidiaries or any property owned or leased by the Borrower or any of its Subsidiaries with any Environmental Law, or (ii) any investigatory or remedial action involving the Borrower, any of its Subsidiaries or any property owned or leased by the Borrower or any of its Subsidiaries and required by Environmental Laws or by order of any governmental authority having jurisdiction under any Environmental Laws, or (iii) any injury to any person whatsoever or damage to any property arising out of, in connection with or in any way relating to the breach of any of the environmental warranties or covenants in this Agreement or any facts or circumstances that cause any of the environmental representations or warranties contained in this Agreement to cease to be true, or (iv) the existence, treatment, storage, Release, generation, transportation, removal, manufacture or other handling of any Hazardous Material on or affecting any property owned or leased by the Borrower or any of its Subsidiaries, or (v) the presence of any asbestos-containing material or underground storage tanks, whether in use or closed, under or on any property owned or leased by the Borrower or any of its Subsidiaries; provided, however, that the foregoing indemnity shall not apply to any such costs, expenses, claims, demands, damages, penalties or liabilities that are determined in a final non-appealable order of a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of the indemnified person.


                                    ARTICLE 6

                              Information Covenants

         So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Required Lenders shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to the Administrative Agent (with, for the reports required under Sections 6.1, 6.2, 6.3 and 6.4 hereof, sufficient copies for each Lender):

         Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrower, the balance sheets and the related statements of operations of the Borrower on a consolidated and consolidating basis with its Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year and the related statements of cash flows of the Borrower on a consolidated basis with its Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, each of which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer, chief accounting officer or controller of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower on a consolidated and consolidating basis with its Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.

         Section 6.2  Annual Financial Statements and Information. Within ninety
(90) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and members' equity for such fiscal year and for the previous fiscal year, each of which shall be accompanied by an opinion of independent certified public accountants of recognized national standing acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of the audit), together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrower was not in compliance with or was otherwise in Default under the terms, covenants, provisions or conditions of Articles 7 and 8 hereof insofar as they relate to accounting or financial matters.

         Section 6.3 Monthly Financial Information. Within forty-five (45) days after the end of each month for the first eleven (11) months of fiscal year, and within sixty (60) days after the end of the last month of each fiscal year, the Borrower shall furnish unaudited statements of income and expense for each Station, each Newspaper, the Porta-Phone Paging Business and the Satellite Broadcasting Business, which shall contain a comparison with budget or projections for such period and a comparison to the comparable period for the prior year, and which shall be certified by the chief financial officer, chief accounting officer or controller of the Borrower.

         Section 6.4 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2, a certificate of the president, chief financial officer, chief accounting officer or controller of the Borrower as to its financial performance, in substantially the form attached hereto as Exhibit L:

                  (a) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish (i) any adjustment to the Applicable Margins, as provided for in
Section 2.3(f) and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof;

                  (b) stating that, to the best of his or her knowledge, no Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default; and

                  (c) containing a list of all Acquisitions, Investments (other than Cash Equivalents), Restricted Payments, Restricted Purchases and Asset Sales, in each case, which exceed $1,000,000.00 per transaction or series of related transactions, for the four (4) quarter period then ended or most recently ended, together with the total amount for each of the foregoing categories.

         Section 6.5  Copies of Other Reports.

                  (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report submitted to the board of directors of the Borrower prepared in connection with the annual audit referred to in Section 6.2 hereof.

                  (b) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrower or any of its Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

                  (c) Annually, certificates of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with, upon request, copies of any new or replacement insurance policies obtained during such year.

                  (d) Within sixty (60) days of the beginning of each fiscal year, the annual budget for the Borrower and its Subsidiaries on a quarter by quarter basis.

                  (e) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to its security holders or by any Subsidiary of the Borrower to its security holders other than the Borrower or another Subsidiary of the Borrower, (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by the Borrower or any of its Subsidiaries to the public concerning material developments in the business of the Borrower or any of its Subsidiaries, (iv) any material non-routine correspondence or official notices received by the Borrower, or any of its Subsidiaries from the FCC or other communications regulatory authority, and (v) all material information filed by the Borrower or any of its Subsidiaries with the FCC (including all Ownership Reports and amendments or supplements to any Ownership Report).

                  (f) Promptly upon (i) receipt of notice of (A) any forfeiture, non-renewal, cancellation, termination, revocation, suspension, impairment or material modification of any material License held by the Borrower or any of its Subsidiaries, or any notice of default or forfeiture with respect to any such License, or (B) any refusal by any governmental agency or authority (including the FCC) to renew or extend any such License, a certificate specifying the nature of such event, the period of existence thereof, and what action the Borrower and its Subsidiaries are taking and propose to take with respect thereto, and (ii) any Acquisition of any Station, a written notice setting forth with respect to such Station all of the data required to be set forth in
Schedule 3 with respect to such Stations and the Licenses required in connection with the ownership and operation of such Station (it being understood that such written notice shall be deemed to supplement Schedule 3 attached hereto for all purposes of this Agreement).

         Section 6.6 Notice of Litigation and Other Matters. Notice specifying the nature and status of any of the following events, promptly, but in any event not later than fifteen (15) days after the occurrence of any of the following events becomes known to the Borrower:

                  (a) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against the Borrower or any Subsidiary, or, to the extent known to the Borrower, which could have a Materially Adverse Effect;

                  (b) any material adverse change with respect to the business, assets, liabilities, financial position, annual budget, results of operations business prospects or projections of the

Borrower and its Subsidiaries, taken as a whole, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect and other than changes in the industry in which the Borrower or any of its Subsidiaries operate which would not reasonably be expected to have a Materially Adverse Effect;

                  (c) any Default or the occurrence or non-occurrence of any event (i) which constitutes, or which with the passage of time or giving of notice or both would constitute a default by the Borrower or any of its Subsidiaries under any material agreement other than this Agreement and the other Loan Documents to which the Borrower or any Subsidiary of the Borrower is party or by which any of their respective properties may be bound, including, without limitation, the Subordinated Note Indenture or any License, Operating Agreement or other material contract, or (ii) which could have a Materially Adverse Effect, giving in each case a description thereof and specifying the action proposed to be taken with respect thereto;

                  (d) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

                  (e) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.


                                    ARTICLE 7

                               Negative Covenants

         So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Required Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise give their prior consent in writing:

         Section 7.1 Indebtedness of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

                  (a) the Obligations;

                  (b) accounts payable, accrued expenses (including taxes) and customer advance payments incurred in the ordinary course of business;

                  (c) Indebtedness secured by Permitted Liens which, together with Indebtedness permitted under Sections 7.1(f), (g), (h) and (i) (other than obligations incurred pursuant to an Acquisition as may be permitted in such Sections), shall not exceed $5,000,000.00 in the aggregate at any time outstanding;

                  (d) obligations under Interest Rate Hedge Agreements;

                  (e) unsecured Indebtedness of the Borrower or any of its Subsidiaries to the Borrower or any other Subsidiary of the Borrower so long as the corresponding debt instruments are pledged to the Administrative Agent as security for the Obligations;

                  (f) Guaranties constituting Indebtedness permitted under
Section 7.5 hereof which, together with Indebtedness permitted under Sections 7.1(c), (g), (h) and (i), (other than obligations incurred pursuant to an Acquisition as may be permitted in such Sections) shall not exceed $5,000,000.00 in the aggregate at any time outstanding;

                  (g) with respect to any personal property, any conditional sale obligation, any purchase money obligation, any rental obligation, any purchase money security interest or any other arrangement for the use of personal property of any other Person, which in any such case has an unexpired term of not less than one (1) year, other than an arrangement constituting a Capitalized Lease Obligation, provided that the aggregate amount payable by the Borrower and its Subsidiaries pursuant to all such arrangements in any fiscal year, together with Indebtedness permitted under Section 7.1(c), (f), (h) and
(i), (other than obligations incurred pursuant to a Permitted Acquisition as may be permitted in such Sections) shall not exceed $5,000,000.00 in the aggregate at any time outstanding, plus the amount of any such obligations incurred pursuant to an Acquisition permitted under Section 7.6 hereof;

                  (h) any lease or rental obligation for real property which has an unexpired term of not less than one (1) year, provided that the aggregate amount payable in respect of all such arrangements by the Borrower and its Subsidiaries in any fiscal year, together with Indebtedness permitted under Sections 7.1(c), (f), (g) and (i) (other than obligations incurred pursuant to a Permitted Acquisition as may be permitted in such Sections) shall not exceed $5,000,000.00 in the aggregate at any time outstanding, plus the amount of any such obligations incurred pursuant to an Acquisition permitted under Section 7.6 hereof;

                  (i) Capitalized Lease Obligations, provided that the aggregate amount payable by the Borrower and its Subsidiaries in respect of all such Capitalized Lease Obligations in any fiscal year, together with Indebtedness permitted under Sections 7.1(c), (f), (g) and (h), (other than obligations incurred pursuant to a Permitted Acquisition as may be permitted in such Sections) shall not exceed $5,000,000.00 in the aggregate at any time outstanding, plus the amount of any such obligations incurred pursuant to an Acquisition permitted under Section 7.6 hereof;

                  (j) Subordinated Debt incurred pursuant to the terms of the Subordinated Note Indenture as in effect on the date hereof in a principal amount not to exceed $160,000,000, or Indebtedness incurred in refinancing such Subordinated Debt, provided such refinancing Indebtedness is on terms and conditions satisfactory to the Required Lenders; and

                  (k) Indebtedness of the Borrower and its Subsidiaries existing as of the Agreement Date as set forth on Schedule 7 attached hereto.

         Section 7.2 Limitation on Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to undertake, covenant or agree with any third party that it will not create, assume, incur or permit to exist any lien in the favor the Administrative Agent or the Lenders securing the Obligations on any of its assets or properties, whether now owned or hereafter acquired, except for Permitted Liens.

         Section 7.3 Amendment and Waiver. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the provisions of its articles or certificate of incorporation, or its partnership agreement or its by-laws, as appropriate, any License or Operating Agreement or any of the documents evidencing Subordinated Debt, in each case, in any respect materially adverse to the Administrative Agent or any Lender or any of their rights or claims under any of the Loan Documents.

         Section 7.4  Liquidation, Merger or Disposition of Assets.

                  (a) Disposition of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Asset Sale; provided, however, that the Borrower and its Subsidiaries, or any of them, may make Asset Sales if such Asset Sales (i) are in the ordinary course of business of assets held for resale in the ordinary course of business or the trade in or replacement of assets in the ordinary course of business, (ii) do not exceed, for any transaction or series of related transactions, $1,000,000.00 per fiscal year or
(iii) (A) involve the disposition of substantially all of the assets of the Porta-Phone Paging Business or the Satellite Broadcasting Business and (B) the proceeds of such Asset Sales are applied pursuant to Section 2.7(b)(iii) hereof.

                  (b) Liquidation or Merger. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (so long as no Default exists or would be caused thereby): (i) a merger or consolidation among the Borrower and one or more of its Subsidiaries, provided the Borrower is the surviving corporation, or (ii) a merger between or among two or more Subsidiaries of the Borrower, or (iii) in connection with an Acquisition permitted hereunder effected by a merger in which the Borrower or, in a merger in which the Borrower is not a party, a Subsidiary of the Borrower is the surviving corporation or the surviving corporation becomes a Subsidiary of the Borrower.

         Section 7.5 Limitation on Guaranties. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than: (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business; (b) as may be contained in any Loan Document; or (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1(f) hereof and the Borrower provides to the Administrative Agent and the Lenders calculations in form and substance reasonably satisfactory to the Administrative Agent, specifically demonstrating compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof after giving effect to such Guaranty.

         Section 7.6 Investments and Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Acquisition or Investment; provided, however, that so long as no Default or Event of Default exists or would be caused thereby the Borrower and its Subsidiaries may:

                  (a) make Investments in Cash Equivalents;

                  (b) make Investments in Subsidiaries;

                  (c) provided that the Borrower complies with Sections 5.13 and
5.16 hereof in connection therewith, and provides to the Administrative Agent and the Lenders within ten (10) days prior to the consummation of the proposed Acquisition an acquisition report signed by an executive officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, which shall include, without limitation, (X) financial calculations specifically demonstrating the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof after giving effect to such Acquisition and (Y) financial projections for the Borrower for a five (5) year period after the closing of such Acquisition after giving effect to such Acquisition, including, without limitation, a statement of sources and uses of funds for such Acquisition showing, among other things, the sources of financing for such Acquisition, and demonstrating Borrower's ability to meet its repayment obligations hereunder through the Maturity Date, the Borrower and its Subsidiaries may make Acquisitions of Stations or Newspapers subject to satisfaction of the following conditions:

                      (i) any Station to be acquired (A) shall be located in any of the top one hundred twenty-five (125) United States markets, as ranked by Designated Market Area as determined by Nielsen Media Research, (B) shall be a CBS, NBC, ABC or FOX network affiliate and located in a market ranked one hundred twenty-six (126) through and including one hundred seventy-five (175), as ranked by Designated Market Area as determined by Nielsen Media Research, or (C) shall be located in, or adjacent to, a market in which the Borrower or any of its Subsidiaries owns a Station;

                      (ii) any Newspaper to be acquired shall be a daily newspaper with a minimum paid circulation of 15,000;

                      (iii) the Borrower shall have given to the Administrative Agent written notice of such Acquisition at least fifteen (15) days prior to executing any binding commitment with respect thereto, which notice shall state the additional amounts, if any, by which the Borrower proposes to increase the dollar limitations set forth in Sections 7.1(g), (h) and (i) hereof; and the structure of the transaction shall be in form and substance acceptable to the Administrative Agent;

                      (iv) if such Acquisition is of a Station that does not have an affiliation agreement with ABC, CBS, NBC or FOX, the Borrower shall negotiate in good faith with the Administrative Agent, on behalf of the Lenders, regarding a limitation, to be added upon consent of the Required Lenders as a negative covenant to this Agreement, on the annual amount of its Programming Obligations; and

                      (v) the agreement governing such Acquisition and all related documents and instruments shall be in form and substance satisfactory to the Administrative Agent;

                  (d) acquire from Bull Run Corporation a seventy-three percent (73%) economic interest and a thirty-three and one-half percent (33.5%) voting interest in Sarkes Tarzian for a purchase price of $10,000,000.00 plus transaction and related costs and options for the purchase of certain of the Borrower's stock; provided, that on or prior to the consummation of such Investment, the Borrower shall provide to the Administrative Agent, in form and substance satisfactory the Administrative Agent, (i) evidence that the Borrower has pledged such economic and voting interests as additional collateral securing the Obligations under the Loan Agreement, (ii) certification of the Borrower's compliance with Section 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof and under through the Maturity Date after giving effect to such Investment, (iii) certification that no Default or Event of Default exists or will be caused by such Investment, and (iv) evidence of consummation of such Investment on substantially the terms and conditions set forth in that certain Stock Option Agreement dated as of February 28, 1999 between the Borrower and Bull Run Corporation; and

                  (e) provided that the Borrower complies with Sections 5.13 and
5.16 hereof in connection therewith, and provides to the Administrative Agent and the Lenders within ten (10) days prior to the consummation of the proposed Acquisition an acquisition report signed by an executive officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, which shall include, without limitation, (X) financial calculations specifically demonstrating the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof after giving effect to such Acquisition and (Y) financial projections for the Borrower for a five (5) year period after the closing of such Acquisition after giving effect to such Acquisition, including, without limitation, a statement of sources and uses of funds for such Acquisition showing, among other things, the sources of financing for such Acquisition, and demonstrating Borrower's ability to meet its repayment obligations hereunder through the Maturity Date, the Borrower and its Subsidiaries may make Acquisitions of or Investments in Stations, Newspapers, the Porta-Phone Paging Business, the Satellite Broadcasting Business or other media related businesses in an aggregate amount not to exceed $1,000,000.00 per transaction or series of related transactions per fiscal year; and

                  (f) The Borrower may make such other Acquisitions as may be approved from time to time by the Required Lenders in their sole discretion.

         Section 7.7 Restricted Payments; Restricted Purchases. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase; provided, however, that:

                  (a) any Subsidiary of the Borrower may make Restricted Payments to the Borrower or to a wholly-owned Subsidiary of the Borrower;

                  (b) the Borrower may redeem its existing preferred or common stock and purchase subordinated notes in the open market issued under the Subordinated Note Indenture so long as no Default or Event of Default exists at the time of making such payment or purchase or would exist after giving effect thereto;

                  (c) the Borrower may make payments of current interest on the senior subordinated notes issued pursuant to and in accordance with the Subordinated Note Indenture; and

                  (d) the Borrower may make Restricted Payments and Restricted Purchases (other than as set forth above in clause (a), (b) or (c) of this Section 7.7), provided that: (A) prior to making any such payment or purchase, the Borrower shall have demonstrated to the satisfaction of the Administrative Agent that the Borrower will be in compliance with all of the covenants contained herein after giving effect to such payment or purchase; (B) no Default or Event of Default exists at the time of making such payment or purchase or would exist after giving effect thereto; and (C) prior to making any such payment or purchase, the Borrower shall have delivered to the Administrative Agent a certificate of its chief financial officer, chief accounting officer or controller in form and substance satisfactory to the Administrative Agent which shall contain calculations demonstrating on a pro forma basis the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof after giving effect to such payment or purchase.

         Section 7.8 Senior Leverage Ratio. (a) As of the end of any fiscal quarter, (b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), and (c) the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:


                                  Period                                       Senior Leverage Ratio
                                  ------                                       ---------------------

       Agreement Date through December 31, 2000                                      4.25:1.00

       January 1, 2001 and thereafter                                                4.00:1.00

         Section 7.9 Interest Coverage Ratio. (a) As of the end of any fiscal quarter, (b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), and (c) the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Interest Coverage Ratio to be less than the ratio set forth below for the periods indicated:


                                   Period                                     Interest Coverage Ratio
                                   ------                                     -----------------------

        Agreement Date through June 30, 2000                                         1.40:1.00

        July 1, 2000 and thereafter                                                  1.50:1.00

         Section 7.10 Fixed Charge Coverage Ratio. (a) As of the end of any fiscal quarter, (b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit) and (c) at the time of any Advance hereunder (after giving effect to such Advance) the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.0:1.0.

         Section 7.11 Pro Forma Debt Service Coverage Ratio. (a) As of the end of any fiscal quarter, (b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit) and (c) at the time of any Advance hereunder (after giving effect to such Advance) the Borrower shall not permit its Pro Forma Debt Service Coverage Ratio to be less than 1.10:1.0.

         Section 7.12  Leverage Ratio. (a) As of the end of any fiscal quarter,
(b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit) and (c) at the time of any Advance hereunder (after giving effect to such Advance) the Borrower shall not permit its Leverage Ratio to exceed the ratios set forth below during the periods indicated:


                           Period                                            Leverage Ratio
                           ------                                            --------------

         Agreement Date through March 31, 2000                                  7.15:1.00

         April 1, 2000 through June 30, 2000                                    6.95:1.00

         July 1, 2000 through December 31, 2000                                 6.50:1.00

         January 1, 2001 and thereafter                                         6.40:1.00


         Section 7.13 Adjusted Leverage Ratio. (a) As of the end of any fiscal quarter, (b) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit) and (c) at the time of any Advance hereunder (after giving effect to such Advance) the Borrower shall not permit its Adjusted Leverage Ratio to exceed the ratios set forth below during the periods indicated:


                           Period                                            Leverage Ratio
                           ------                                            --------------

         Agreement Date through March 31, 2000                                  7.15:1.00

         April 1, 2000 through June 30, 2000                                    6.95:1.00

         July 1, 2000 through December 31, 2000                                 6.50:1.00

         January 1, 2001 through December 31, 2001                              6.25:1.00

         January 1, 2002 through December 31, 2003                              6.00:1.00

         January 1, 2004 and thereafter                                         5.00:1.00


         Section 7.14 Limitation on Capital Expenditures. The Borrower shall not, and shall not permit its Subsidiaries to, make Capital Expenditures during the period from January 1, 2000 through December 21, 2002 other than Capital Expenditures in an amount not to exceed $15,500,000.00 in the aggregate per fiscal year.

         Section 7.15 Affiliate Transactions. Except as specifically provided herein and as may be described on Schedule 6 attached hereto, the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time engage in any transaction with an Affiliate, or make an assignment or other transfer of any of its properties or assets to any Affiliate on terms no less advantageous to the Borrower or such Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

         Section 7.16 Real Estate. Neither the Borrower nor any of its Subsidiaries shall purchase any real estate or enter into any sale-leaseback transaction except (a) as contemplated in an Acquisition permitted under Section 7.6 hereof and (b) real estate purchases useful in connection with the Borrower's business made in the ordinary course of business.

         Section 7.17 ERISA Liabilities. The Borrower shall not, and shall cause each of its ERISA Affiliates not to, (i) permit the assets of any of their respective Plans to be materially less than the amount necessary to provide all accrued benefits under such Plans, or (ii) enter into any Multiemployer Plan.

         Section 7.18 No Limitation on Upstream Dividends by Subsidiaries. The Borrower shall not permit any Subsidiary to enter into or agree, or otherwise become subject (other than pursuant to Applicable Law), to any agreement, contract or other arrangement with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from or limited in declaring or paying any cash dividends or distributions on any class of its Ownership Interests owned directly or indirectly by the Borrower or from making any other distribution on account of any class of any such Ownership Interests (herein referred to as "Upstream Dividends") or (b) the declaration or payment of Upstream Dividends by a Subsidiary to the Borrower or to another Subsidiary, on an annual or cumulative or other basis, is or would be otherwise limited or restricted.


                                    ARTICLE 8

                                     Default

         Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                  (a) Any representation or warranty made under this Agreement shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof;

                  (b) The Borrower shall default in the payment of: (i) any interest under any of the Notes or fees or other amounts payable to the Lenders and the Administrative Agent under any of the Loan Documents, or any of them, when due, and such Default shall not be cured by payment in full within three
(3) Business Days from the due date; or (ii) any principal under any of the Notes when due;

                  (c) The Parent or the Borrower shall default in the performance or observance of any agreement or covenant contained in Sections 5.2(a), 5.10, 5.13, 5.16 or 5.20 hereof or in Articles 6 or 7 hereof;

                  (d) The Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this

Section 8.1, and such default shall not be cured within a period of thirty (30) days from the occurrence of such Default;

                  (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in Section 8.1 hereof) by the Borrower, any of its Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty (30) days from the occurrence of such Default;

                  (f) There shall be entered and remain unstayed a decree or order for relief in respect of the Borrower or any of its Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of its Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower, or any of its Subsidiaries; or an involuntary petition shall be filed against the Borrower or any of its Subsidiaries and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days;

                  (g) The Borrower or any of its Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or the Borrower or any of its Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of its Subsidiaries or of any substantial part of their respective properties, or the Borrower or any of its Subsidiaries shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; the Borrower shall suspend or discontinue its business; the Borrower or any of its Subsidiaries shall have concealed, removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law, or the Borrower or any of its Subsidiaries shall take any action in furtherance of any such action;

                  (h) A judgment not covered by insurance or indemnification, where the indemnifying party has agreed to indemnify and is financially able to do so, shall be entered by any court against the Borrower or any of its Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $250,000.00, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of its Subsidiaries which, together with all other such property of the Borrower or any of its Subsidiaries subject to other such process, exceeds in value $250,000.00 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged or removed to bond;

                  (i) There shall be at any time any material "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any of its Subsidiaries or any ERISA Affiliate, or to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or the Borrower or any of its Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower or any of its Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code;

                  (j) There shall occur (i) any default under any instrument, document or agreement relating to any Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount exceeding $250,000.00; (ii) any event or condition the occurrence of which would permit such acceleration of such Indebtedness, or which, as a result of a failure to comply with the terms thereof, would make such Indebtedness otherwise due and payable, and which event or condition has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder; or (iii) any material default under any Interest Rate Hedge Agreement which would permit the obligation of the Borrower to make payments to the counterparty thereunder to be then due and payable;

                  (k) Any Loan Document or any material provision thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Borrower or any of its Subsidiaries or by any governmental authority having jurisdiction over the Borrower or any of its Subsidiaries seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Borrower or any of its Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document;

                  (l) Any Security Document shall for any reason, fail or cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any portion of the Collateral purported to be covered thereby, subject only to Permitted Liens;

                  (m) (i) Any Person (or group of Persons) is or becomes the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 under the federal Securities Exchange Act of 1934, as amended), directly or indirectly, of a percentage of the voting Ownership Interests of the Borrower greater than thirty-five percent (35%), other than J. Mack Robinson or Robert S. Prather, Jr., the spouse and lineal descendants or either such individual, the estate, executor, administrator, or other personal representative of either such individual, or any trust created for either such individual or for the spouse or lineal descendants of either such individual; or (ii) during any period of twenty-four
(24) consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Borrower was approved by a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or
(iii) except as permitted pursuant to this Agreement, the Borrower shall cease or fail to own, directly or indirectly, beneficial and legal title to all of the issued and outstanding Ownership Interests of each of its Subsidiaries or any Subsidiary of the Borrower shall cease to be a wholly-owned Subsidiary of the Borrower;

                  (n) Any material License shall be cancelled, terminated, rescinded, revoked, suspended, impaired, otherwise finally denied renewal, or otherwise modified in any material adverse respect, or shall be renewed on terms that materially and adversely affect the economic or commercial value or usefulness thereof; or any material License shall cease to be in full force and effect; or the grant of any material License shall have been stayed, vacated or reversed, or modified in any material adverse respect by judicial or administrative proceedings; or any administrative law judge or other representative of the shall have issued an initial decision in any non-comparative material License renewal, material License revocation or any comparative (multiple applicant) proceeding to the effect that any material License should be revoked or not be renewed; or any other proceeding shall have been instituted by or shall have been commenced before any court, the or any other regulatory body that could reasonably be expected to result in (i) cancellation, termination, rescission, revocation, material impairment, suspension or denial of renewal of a material License, or (ii) a modification of a material License in a material adverse respect or a renewal thereof on terms that materially and adversely affect the economic or commercial value or usefulness thereof;

                  (o) Any Operating Agreement or any other agreement which is necessary to the operation of a Station, a Newspaper, the Porta-Phone Paging Business or the Satellite Broadcasting Business shall be revoked or terminated or materially, adversely modified and not replaced by a substitute acceptable to the Required Lenders within thirty (30) days of such revocation, termination or modification;

                  (p) The Borrower's on-the-air broadcast operations at any Station shall be interrupted at any time for more than forty-eight (48) hours, whether or not consecutive, during any period of five (5) consecutive days, unless (a) the broadcasting operations of all or substantially all of the Stations in the relevant market also are interrupted for a like period of time, or (b) the Borrower shall be receiving during such period of interruption insurance sufficient to assure that its per diem Operating Cash Flow during such period is at least equal to that which could reasonably have been expected during such period but for the interruption;

                  (q) The Borrower or any holder of Subordinated Debt shall fail to comply with the agreement or instrument governing or evidencing such Subordinated Debt or any separate subordination agreement, and the Administrative Agent shall have determined that such failure to comply could reasonably be expected to have a material adverse effect on the Borrower or any of its Subsidiaries or on its ability to perform its obligations hereunder or under any of the Loan Documents or on the rights and remedies of the Administrative Agent and the Lenders hereunder or under the Loan Documents; or

                  (r) There shall occur any Materially Adverse Effect.

         Section 8.2  Remedies.

                  (a) If an Event of Default specified in Section 8.1 hereof (other than an Event of Default under Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Required Lenders subject to Section 9.8(a) hereof, shall (i) (A) terminate the Commitments, and/or (B) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Commitments shall thereupon forthwith terminate and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Lenders and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations.

                  (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, and the Borrower shall thereupon, deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter to be drawn on all outstanding Letters of Credit, all without any action by the Administrative Agent, the Lenders, the Required Lenders and the Issuing Bank, or any of them, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding, and the Borrower hereby pledges to the Administrative Agent, the Lenders and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations.

                  (c) Upon acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, the Administrative Agent and the Lenders shall have all of the post-default rights granted to them, or any of them, as applicable under the Loan Documents and under Applicable Law.

                  (d) Upon acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, the Administrative Agent shall have the right (but not the obligation) upon the request of the Lenders to operate the business of the Borrower and its Subsidiaries in accordance with the terms of the Licenses and pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Required Lenders, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and of any necessary withholding taxes to state or federal authorities. In the event the Required Lenders fail to agree upon the guidelines referred to in the preceding sentence within six (6) Business Days after the Administrative Agent has begun to operate the business of the Borrower, the Administrative Agent may, after giving three
(3) days' prior written notice to the Lenders of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such business. Such payments and expenditures in excess of receipts shall constitute Advances under this Agreement, not in excess of the amount of the Commitments. Advances made pursuant to this Section 8.2(d) shall bear interest as provided in Section 2.3(d) hereof and shall be payable on demand. The making of one or more Advances under this Section 8.2(d) shall not create any obligation on the part of the Lenders to make any additional Advances hereunder. No exercise by the Administrative Agent of the rights granted to it under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent and the Lenders, or any of them, under this Agreement or at law. The Borrower hereby irrevocably appoints the Administrative Agent as agent for the Lenders, the true and lawful attorney of the Borrower, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the operation of the Borrower's business in the exercise of the Administrative Agent's and the Lenders' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable. The rights of the Administrative Agent under this Section 8.2(d) shall be subject to its prior compliance with Applicable Law to the extent applicable to the exercise of such rights.

                  (e) Upon acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Required Lenders, shall have the right to the appointment of a receiver for the properties and assets of the Borrower and its Subsidiaries, and the Borrower, for itself and on behalf of its Subsidiaries, hereby consents to such rights and such appointment and hereby waives any objection the Borrower or any Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Lenders, in connection therewith. The rights of the Administrative Agent under this Section 8.2(e) shall be subject to its prior compliance with Applicable Law to the extent applicable to the exercise of such rights.

                  (f) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.

         Section 8.3 Payments Subsequent to Declaration of Event of Default. Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to the Administrative Agent and the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b) and (c) hereof; second, to the Lenders, the Issuing Bank or the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to be deposited as set forth in Section 8.2(a) or (b) hereof; fourth, to the Lenders pro rata (except as provided in Section 2.2(e)hereof), to the payment of any unpaid interest which may have accrued on the Obligations; fifth, to the Lenders pro rata based on the Loans then outstanding until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Rate Hedge Agreements with the Lenders or any of them shall be paid on a pro rata basis with the Loans); sixth, to the Lenders pro rata based on the Loans outstanding to the payment of any other unpaid Obligations; seventh, to damages incurred by the Administrative Agent, the Issuing Bank and the Lenders, or any of them, by reason of any breach hereof or of any other Loan Document; and eighth, to the Borrower or as otherwise required by law.


                                    ARTICLE 9

                            The Administrative Agent

         Section 9.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Loans and in its Note irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent, nor any of its respective directors, officers, employees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

         Section 9.2 Interest Holders. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Lender in its portion of the Loans and in its Note until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance reasonably satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

         Section 9.3 Consultation with Counsel. The Administrative Agent may consult with Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with the Required Lenders and in reasonable reliance on such consultations.

         Section 9.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

         Section 9.5 Administrative Agent and Affiliates. With respect to the Commitments and the Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender and the Administrative Agent and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or any Affiliates of, or Persons doing business with the Borrower, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

         Section 9.6 Responsibility of the Administrative Agent and the Issuing Bank. The duties and obligations of the Administrative Agent and the Issuing Bank under this Agreement are only those expressly set forth in this Agreement. Each of the Administrative Agent and the Issuing Bank shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by the Borrower, of such fact, or has been notified by a Lender in writing that such Lender considers that a Default or an Event of Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. Each of the Administrative Agent and the Issuing Bank shall not be liable hereunder for any action taken or omitted to be taken except for its own respective gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent and the Issuing Bank shall provide each Lender with copies of such documents received from the Borrower as such Lender may reasonably request.

         Section 9.7  Action by the Administrative Agent and the Issuing Bank.

                  (a) Each of the Administrative Agent and the Issuing Bank shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent or the Issuing Bank shall have been instructed by the Required Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that neither the Administrative Agent nor the Issuing Bank shall exercise any rights under Section 8.2(a) hereof without the request of the Required Lenders (or, where expressly required, all of the Lenders) unless time is of the essence. Each of the Administrative Agent and the Issuing Bank shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its own respective gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

                  (b) Neither the Administrative Agent nor the Issuing Bank shall be liable to the Lenders, or to any Lender, or the Borrower or any its Subsidiaries in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Required Lenders (or, where expressly required, all of the Lenders), and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders, except for its own respective gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter. Neither the Administrative Agent nor the Issuing Bank shall be obligated to take any action which is contrary to law or which would in such Person's reasonable opinion subject such Person to liability.

         Section 9.8 Notice of Default or Event of Default. In the event that the Administrative Agent, the Issuing Bank or any Lender shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent, the Issuing Bank or such Lender shall promptly notify the Lenders (provided failure to give such notice shall not result in any liability on the part of such Lender, the Issuing Bank or Administrative Agent), and the Administrative Agent and the Issuing Bank shall take such action and assert such rights under this Agreement and the other Loan Documents as the Required Lenders shall request in writing, and neither the Administrative Agent nor the Issuing Bank shall be subject to any liability by reason of its acting pursuant to any such request. If the Required Lenders shall fail to request the Administrative Agent and the Issuing Bank to take action or to assert rights under this Agreement or any other Loan Documents in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent, the Issuing Bank or any Lender, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent and the Issuing Bank, or either of them, may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in their or its respective discretion to be advisable for the protection of the Lenders, except that, if the Required Lenders have instructed the Administrative Agent and the Issuing Bank not to take such action or assert such right, in no event shall the Administrative Agent and the Issuing Bank act contrary to such instructions unless time is of the essence.

         Section 9.9 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:

                  (a) To the Borrower or any other Person as a consequence of any failure or delay in performance by or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

                  (b) To any Lender or Lenders, as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrower of any of its obligations under this

Agreement or the Notes or any other Loan Document, or (ii) any Subsidiary of the Borrower or any other obligor under any other Loan Document;

                  (c) To any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement; or

                  (d) To any Person for any act or omission other than that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

         Section 9.10 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses (other than the loss of principal and interest hereunder in the event of a bankruptcy or out-of-court `work-out' of the Loans), damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

         Section 9.11 Credit Decision. Each Lender represents and warrants to each other and to the Administrative Agent that:


                  (a) In making its decision to enter into this Agreement and to make its portion of the Loans, it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower, that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrower and forwarded by the Administrative Agent to the Lenders); and

                  (b) So long as any portion of the Loans remains outstanding or such Lender has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.

         Section 9.12 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time for cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, prior to a Default, be subject to the consent of the Borrower, acting reasonably. If (a) no successor Administrative Agent shall have been so appointed by the Required Lenders or (b) if appointed, no successor Administrative Agent shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gave notice of resignation or the Required Lenders removed the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a commercial bank organized under the laws of the United States or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000.00 and which shall be reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. In the event that the Administrative Agent or any of its respective affiliates ceases to be a Lender hereunder, such Person shall resign its agency hereunder.

         Section 9.13 Delegation of Duties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

         Section 9.14 Lead Arranger and Book Manager, Syndication Agent; Documentation Agent. Each of the Lead Arranger and Book Manager, the Syndication Agent and the Documentation Agent in its capacity as Lead Arranger and Book Manager, Syndication Agent and Documentation Agent, respectively, shall have no duties or responsibilities under this Agreement or any other Loan Document.


                                   ARTICLE 10

                Change in Circumstances Affecting LIBOR Advances

         Section 10.1 LIBOR Basis Determination Inadequate or Unfair. If with respect to any proposed LIBOR Advance for any Interest Period, the Administrative Agent determines after consultation with the Lenders that deposits in dollars (in the applicable amount) are not being offered to each of the Lenders in the relevant market for such Interest Period, the Administrative

Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make its portion of such LIBOR Advances shall be suspended.

         Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund its portion of LIBOR Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole reasonable judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of such Lender's portion of each affected LIBOR Advance, together with accrued interest thereon, on either (a) the last day of the then current Interest Period applicable to such affected LIBOR Advances if such Lender may lawfully continue to maintain and fund its portion of such LIBOR Advance to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain its portion of such affected LIBOR Advances to such day. Concurrently with repaying such portion of each affected LIBOR Advance, the Borrower may borrow a Base Rate Advance from such Lender, whether or not it would have been entitled to effect such borrowing and such Lender shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Note held by such Lender shall equal the outstanding principal amount of such Note or Notes immediately prior to such repayment.

         Section 10.3  Increased Costs.

                  (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                      (1) shall subject any Lender to any tax, duty or other charge with respect to its obligation to make its portion of LIBOR Advances, or its portion of existing Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its portion of LIBOR Advances or in respect of any other amounts due under this Agreement, in respect of its portion of LIBOR Advances or its obligation to make its portion of LIBOR Advances (except for changes in the rate or method of calculation of tax on the revenues or net income of such Lender); or

                      (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Lender or shall impose on any Lender or the London interbank borrowing market any other condition affecting its obligation to make its portion of such LIBOR Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any of its portion of LIBOR Advances, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note with respect thereto, then, within ten (10) days after demand by such Lender, the Borrower agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased costs. Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole reasonable judgment of such Lender made in good faith, be otherwise disadvantageous to such Lender.

                  (b) Any Lender claiming compensation under this Section 10.3 shall provide the Borrower with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 10.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Lender, prepay in full such Lender's portion of the then outstanding LIBOR Advances, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section
2.10 hereof. Concurrently with prepaying such portion of LIBOR Advances the Borrower may, whether or not then entitled to make such borrowing, borrow a Base Rate Advance, or a LIBOR Advance not so affected, from such Lender, and such Lender shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Note or Notes held by such Lender shall equal the outstanding principal amount of such Note or Notes immediately prior to such prepayment.

         Section 10.4 Effect On Other Advances. If notice has been given pursuant to Section 10.1, 10.2 or 10.3 hereof suspending the obligation of any Lender to make its portion of any type of LIBOR Advance, or requiring such Lender's portion of LIBOR Advances to be repaid or prepaid, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Lender as its portion of LIBOR Advances shall, unless otherwise notified by the Borrower, be made instead as Base Rate Advances.


                                   ARTICLE 11

                                  Miscellaneous

         Section 11.1  Notices.

                  (a) Except as otherwise expressly provided herein, all notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one
(1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (Atlanta, Georgia time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section
11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                     (i)        If to the Borrower, to it at:

                                Gray Communications Systems, Inc.
                                4370 Peachtree Road, N.E.
                                Atlanta, Georgia  30319
                                Attention:  James C. Ryan
                                Telecopy:  (404) 261-9607

                                with a copy to:

                                Heyman & Sizemore
                                2300 International Tower
                                229 Peachtree Street, N.E.
                                Atlanta, Georgia  30303
                                Attention:  Neal H. Ray, Esq.
                                Telecopy:  (404) 521-2838

                      (ii)      If to the Administrative Agent, to it at:

                                Bank of America, N.A.
                                Agency Services
                                NC1-001-15-04
                                Independence Center
                                101 North Tryon Street
                                Charlotte, North Carolina  28255
                                Attention:  Angela Berry
                                Telecopy:  (704) 386-9923

                                with a copy to:

                                Bank of America, N.A.
                                Financial Strategies Group
                                600 Peachtree Street, N.E., 19th Floor
                                Atlanta, Georgia  30308
                                Attention:  Scott Reed and David Jackson
                                Telecopy:  (404) 607-6343 (Reed)
                                           (404) 607-6323 (Jackson)

                                and with a copy to:

                                Powell, Goldstein, Frazer & Murphy LLP
                                Sixteenth Floor
                                191 Peachtree Street, N.E.
                                Atlanta, Georgia  30303
                                Attn:  Cindy A. Brazell, Esq.
                                Telecopy:  (404) 572-6999

                      (iii) If to the Lenders, to them at the addresses set forth on Schedule 1 hereto.

The failure to provide copies shall not affect the validity of the notice given to the primary recipient.

                  (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

         Section 11.2  Expenses. The Borrower will promptly pay, or reimburse:

                  (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy LLP, special counsel for the Administrative Agent; and

                  (b) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders of enforcement under this Agreement or the other Loan Documents and all reasonable out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Notes, which in each case shall include reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lenders.

         Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Required Lenders, or the Lenders, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Lenders decide to fund a Request for Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further Request for Advance or preclude the Lenders or the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Lenders, or the Required Lenders, shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

         Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and each of the Lenders are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Lender or Administrative Agent, to or for the credit or the account of the Borrower or any of its Subsidiaries, against and on account of the obligations and liabilities of the Borrower to the Lenders and the Administrative Agent, including, without limitation, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether (a) any Lender or Administrative Agent shall have made any demand hereunder or (b) any Lender or Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by Section 8.2 hereof and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent with the consent of all of the Lenders each Lender holding deposits of the Borrower or any of its Subsidiaries shall exercise its set-off rights as so directed.

         Section 11.5  Assignment.

                  (a) The Borrower may not assign or transfer any of its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each Lender.

                  (b) Each Lender may sell (i) assignments of any amount of its interest hereunder to any other Lender, or (ii) assignments or participations of up to one hundred percent (100%) of its interest hereunder to (A) one or more wholly-owned Affiliates of such Lender (provided that, if such Affiliate is not a financial institution, such Lender shall be obligated to repurchase such assignment if such Affiliate is unable to honor its obligations hereunder) or to an Approved Fund, or (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that no such assignment shall relieve such Lender of its rights and obligations hereunder, or (C) in the case of any Lender that is a fund that invests in bank loans, such Lender may assign or pledge all or any portion of its Loans and Notes to any trustee for, or any other representative of, holders of obligations owed or securities issued, by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representatives shall be subject to the provisions of this Section 11.5(b) concerning assignments; and provided, that a copy of any such assignment or participation is provided to the Administrative Agent prior to, or simultaneous with, the effectiveness thereof.

                  (c) Each of the Lenders may at any time enter into assignment agreements or participations with one or more other banks or other Persons pursuant to which each Lender may assign or participate its interest under this Agreement and the other Loan Documents, including, its interest in any particular Advance or portion thereof, provided, that (1) all assignments (other than assignments described in clause (b) hereof) shall be in minimum principal amounts of the lesser of (x) the entire remaining amount of such Lender's Loans and Commitments, (y) $1,000,000.00 and (z) such other amount as may be agreed to in writing by the Administrative Agent and Borrower, and (2) all assignments (other than assignments described in clause (b) hereof) and participations hereunder shall be subject to the following additional terms and conditions:

                      (i) No assignment (except assignments permitted in Section 11.5(b) hereof) shall be sold without the prior consent of the Administrative Agent and prior to the occurrence and continuation of an Event of Default, the consent of the Borrower, which consents shall not be unreasonably withheld or delayed;

                      (ii) Any Person purchasing a participation or an assignment of any portion of the Loans from any Lender shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

                      (iii) The Borrower, the Lenders, and the Administrative Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement. An administrative fee of $3,500.00 shall be payable to the Administrative Agent by the assigning Lender at the time of any assignment under this Section 11.5(c);

                       (iv) No participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Lender from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation agreement may confer on the participant the right to approve or disapprove decreases in the interest rate, increases in the principal amount of the Loans participated in by such participant, decreases in fees, extensions of the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as applicable, or other principal payment date for the Loans or of the scheduled reduction of the Revolving Loan Commitment and releases of Collateral;

                       (v) Each Lender agrees to provide the Administrative Agent and the Borrower with prompt written notice of any issuance of participations in or assignments of its interests hereunder;

                       (vi) No assignment, participation or other transfer of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

                      (vii) No such assignment may be made to (A) any bank or other financial institution (excluding funds) unless (1) such bank or other financial institution either (x) has a minimum capital and surplus of $500,000,000.00, or (y) is "adequately capitalized" (as such term is defined in 12 USCA Section 1831(b)(1)(B) as in effect on the Agreement Date) and (2) a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has not been appointed with respect to such bank or other financial institution, (B) any fund unless such fund either (1) invests in commercial loans or (2) has total assets in excess of $125,000,000.00, or (C) any other Person unless such Person either (1) is an "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) or (2) has total assets in excess of $100,000,000.00;

                     (viii) If applicable, each Lender shall, and shall cause each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Lender's or assignee's position that no withholding by the Borrower or the Administrative Agent for United States income tax payable by such Bank or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate Certificate of the United States Department of Treasury), or Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States), or any successor or related forms adopted by the relevant United States taxing authorities; and

                      (ix) Any Lender making an assignment of its rights and obligations under the Revolving Loan Commitment shall also make an assignment of an equal percentage of its outstanding Revolving Loans.

                  (d) Except as specifically set forth in Section 11.5(b) or (c) hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

                  (e) In the case of any participation, all amounts payable by the Borrower under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

                  (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Lenders pursuant to Section 2.11 hereof.

                  (g) The Administrative Agent, acting, for this purpose only, as agent of the Borrower shall maintain, at no extra charge or cost to the Borrower, a register (the "Register") at the address to which notices to the Administrative Agent are to be sent under Section 11.1 hereof on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

         Section 11.6 Accounting Principles. All references in this Agreement to GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP. All references to the financial statements of the Borrower and to its Total Debt, Senior Debt and Fixed Charges, and other such terms shall be deemed to refer to such items of the Borrower and its Subsidiaries, on a fully consolidated basis.

         Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 11.8 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of Georgia applicable to agreements made and to be performed in Georgia. If any action or proceeding shall be brought by the Administrative Agent or any Lender hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Note or any other Loan Document, the Borrower hereby consents and will, and the Borrower will cause each Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Northern District of Georgia on the date of this Agreement. The Borrower, for itself and on behalf of its Subsidiaries, hereby agrees that, to the extent permitted by Applicable Law, service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

         Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.10  Interest.

                  (a) In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Administrative Agent or any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Administrative Agent or such Lender, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Administrative Agent and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

                  (b) Notwithstanding the use by the Lenders of the Base Rate and the LIBOR as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates related to such reference rates.

         Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

         Section 11.12 Amendment and Waiver. Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrower and the Required Lenders or, if there are only two (2) Lenders each of which has a Commitment Ratio of eighty percent (80%) or less of the Loans, with the written consent of the Borrower and both Lenders; provided, however, that no such amendment or waiver or other action shall, without the prior written consent of all of the Lenders or the holders of all of the Notes at the time outstanding, (a) extend the maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal installment of, any Note,
(b) reduce the amount or extend the time of payment of the commitment fees, (c) change the Commitments or the Commitment Ratio of any Lender (other than any change in Commitments or Commitment Ratio resulting from the sale of a participation in or assignment of any Lender's interest in the Commitments and Loans in accordance with subsection 11.5 or resulting from an increase in Commitments pursuant to Section 2.16 of the Prior Loan Agreement, which appears in this Agreement as the Term B Loan Commitment), (d) change the percentage referred to in the definition of "Required Lenders" or reduce the number of Lenders required to approve any waiver, amendment or modification, (e) amend this Section 11.12, (f) amend or waive compliance with Section 2.7(b), (g) release any collateral or any guaranty for the Loans except in connection with a sale permitted pursuant to Section 7.4, (h) amend or waive any of the conditions precedent set forth in Section 3 for the making of the initial Loans on the Closing Date, or (i) extend the expiration date of any outstanding Letter of Credit or postpone the reimbursement obligations of the Borrower in respect of any Letter of Credit or reduce the fees payable by the Borrower in respect of any Letter of Credit; and provided, further, however, that notwithstanding the foregoing provisions of this Section 11.12, this Agreement and the Notes may be amended or modified in the manner contemplated by Section 11.5 for the purpose of permitting any Lender to assign its interest, rights and obligations hereunder to another Person if the appropriate assignment agreement or counterparts thereof are executed by the Borrower (to the extent required), the Administrative Agent and the appropriate Lender assignor and assignee. Any amendment or waiver effected in accordance with this Section 11.12 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Borrower.

         Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

         Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Administrative Agent and each Lender to enter into or maintain business relationships with the Borrower or any of its Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

         Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

         Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the Administrative Agent and each of the Lenders notwithstanding any investigation heretofore or hereafter made by them, and (ii) shall survive the execution and delivery of the Notes and shall continue in full force and effect so long as any Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 2.14, 5.11, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all Obligations.

         Section 11.17 Senior Debt. The Obligations are secured by the Security Documents and are intended by the parties hereto to be in parity with the Interest Rate Hedge Agreements and senior in right of payment to all other Indebtedness of the Borrower.

         Section 11.18 Obligations Several. The obligations of the Administrative Agent and each of the Lenders hereunder are several, not joint.


                                   ARTICLE 12

                              Waiver of Jury Trial

         Section 12.1 Waiver of Jury Trial. THE BORROWER, FOR ITSELF AND ON BEHALF OF EACH OF ITS SUBSIDIARIES AND THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY LAW, TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF THE BORROWER'S SUBSIDIARIES, ANY OF THE LENDERS, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS

TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                             GRAY COMMUNICATIONS SYSTEMS, INC.


                                      By: /s/ JAMES C. RYAN
                                         --------------------------------

                                               Name: JAMES C. RYAN
                                                    ---------------------

                                               Title: V.P. - C.F.O.
                                                     --------------------


ADMINISTRATIVE AGENT,                 BANK OF AMERICA, N.A., as Administrative
DOCUMENTATION AGENT,                  Agent and as a Lender
SYNDICATION AGENT
AND LENDERS:


                                      By: /s/ DAVID B. JACKSON
                                         --------------------------------

                                               Name: DAVID B. JACKSON
                                                    ---------------------

                                               Title: SENIOR VICE PRES.
                                                     --------------------

                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 1

                                    KEY CORPORATE CAPITAL INC., as Documentation
                                    Agent and as a Lender


                                    By: /s/ KENNETH J. KEELER
                                       --------------------------------

                                             Name: KENNETH J. KEELER
                                                  ---------------------

                                             Title: SENIOR VICE PRES.
                                                   --------------------

                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 2

                                    FIRST UNION NATIONAL BANK, as Syndication
                                    Agent and as a Lender


                                    By: /s/ JEFFREY M. GRACI
                                       --------------------------------

                                             Name: JEFFREY M. GRACI
                                                  ---------------------

                                             Title: VICE PRESIDENT
                                                   --------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 3

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC., as a Lender


                                    By: /s/ CARL G. DRAKE
                                       ------------------------------------

                                             Name: CARL G. DRAKE
                                                  -------------------------

                                             Title: VICE PRESIDENT
                                                   ------------------------

                                    By: /s/ WILLIAM E. McCOLLUM, JR.
                                       ------------------------------------

                                             Name: WILLIAM E. McCOLLUM, JR.
                                                  -------------------------

                                             Title: SR. ASSOCIATE
                                                   ------------------------



                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 4

                                    THE BANK OF NEW YORK COMPANY, INC., as a
                                    Lender


                                    By: /s/ EDWARD F. RYAN, JR.
                                       ----------------------------------

                                             Name: EDWARD F. RYAN, JR.
                                                  -----------------------

                                             Title: SENIOR VICE PRES.
                                                   ----------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 5

                                    THE BANK OF NOVA SCOTIA, as a Lender


                                    By: /s/ VINCENT J. FITZGERALD, JR.
                                       --------------------------------------

                                             Name: VINCENT J. FITZGERALD, JR.
                                                  ---------------------------

                                             Title: AUTHORIZED SIGNATORY
                                                   --------------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 6

                                    THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender


                                    By: /s/ GLENN B. ECKERT
                                       --------------------------------

                                             Name: GLENN B. ECKERT
                                                  ---------------------

                                             Title: VICE PRESIDENT
                                                   --------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

                                    CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                    Lender


                                    By: /s/ MICHELE E. ROLLER
                                       --------------------------------------

                                             Name: MICHELE E. ROLLER
                                                  ---------------------------

                                             Title: EXECUTIVE DIRECTOR
                                                    CIBC WORLD MARKETS CORP.
                                                    AS AGENT
                                                   --------------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                    By: /s/ J.E. PALMER
                                       ---------------------------------

                                             Name: J.E. PALMER
                                                  ----------------------

                                             Title: ASSISTANT VICE PRES.
                                                   ---------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 9

                                    COOPERATIEVE CENTRALE
                                    RAIFFEINSEN-BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH, as a Lender


                                    By: /s/ MICHIEL V.M. VAN DER VOORT
                                       --------------------------------------

                                             Name: MICHIEL V.M. VAN DER VOORT
                                                  ---------------------------

                                             Title: VICE PRESIDENT
                                                   --------------------------


                                    By: /s/ PIETER KODDE
                                       --------------------------------------

                                             Name: PIETER KODDE
                                                  ---------------------------

                                             Title: SENIOR VICE PRES.
                                                   --------------------------



                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

                                    FREMONT INVESTMENT & LOAN, as a Lender


                                    By: /s/ KANNIKA VIRAVAN
                                       --------------------------------

                                             Name: KANNIKA VIRAVAN
                                                  ---------------------

                                             Title: VICE PRESIDENT
                                                   --------------------




                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11

                                    HELLER FINANCIAL, INC., as a Lender


                                    By: /s/ ROBERT M. REEG
                                        -------------------------------

                                             Name: ROBERT M. REEG
                                                   --------------------

                                             Title: ASST. VICE PRES.
                                                    -------------------



                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 12

                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 13

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                                    INC., as a Lender


                                    By: /S/ JOSEPH MATTEO
                                        -------------------------------

                                             Name: JOSEPH MATTEO
                                                   --------------------

                                             Title: AUTHORIZE SIGNATORY
                                                   --------------------





                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 14

                                    MORGAN STANLEY DEAN WITTER PRIME INCOME
                                    TRUST, as a Lender


                                    By: /S/ PETER GEWIRTZ
                                        --------------------------------

                                             Name: PETER GEWERTZ
                                                   ---------------------

                                             Title: AUTHORIZED SIGNATORY
                                                    --------------------




                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]







                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 16

                                    PPM SPYGLASS FUNDING TRUST, as a Lender


                                    By: /s/ KELLY C. WALKER
                                       --------------------------------

                                             Name: KELLY C. WALKER
                                                  ---------------------

                                             Title: AUTHORIZED AGENT
                                                   --------------------



                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 17

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A., as a
                                    Lender


                                    By: /s/ W. DAVID WISDOM
                                       --------------------------------

                                             Name: W. DAVID WISDOM
                                                  ---------------------

                                             Title: VICE PRESIDENT
                                                   --------------------


                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 18

                                    TORONTO DOMINION (TEXAS), INC., as a Lender


                                    By: /s/ ALVA J. JONES
                                       --------------------------------

                                             Name: ALVA J. JONES
                                                  ---------------------

                                             Title: VICE PRESIDENT
                                                   --------------------




                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 19

                                    WACHOVIA BANK, N.A., as a Lender


                                    By: /s/ TERA C. COX
                                       ---------------------------------

                                             Name: TERA C. COX
                                                  ----------------------

                                             Title: ASSISTANT VICE PRES.
                                                   ---------------------

                                               GRAY COMMUNICATIONS SYSTEMS, INC.
                                      SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 20